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                                                                   EXHIBIT 10.14





                                WESTERNSAVE PLAN
                           (Effective April 1, 1994)
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                               TABLE OF CONTENTS


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                                                        ARTICLE 1
                                            ESTABLISHMENT AND PURPOSE OF PLAN

              . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1

                                                        ARTICLE 2
                                                       DEFINITIONS

2.1          Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1
2.2          Gender and Number . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . .              7

                                                        ARTICLE 3
                                                      PARTICIPATION

3.1          Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              8
3.2          Termination of Participation . . . . . . . . . . . . . . . . . . . . . . . . .              8
3.3          Reemployment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              8
3.4          Cessation of Eligible Status . . . . . . . . . . . . . . . . . . . . . . . . .              9

                                                        ARTICLE 4
                                                  EMPLOYEE CONTRIBUTIONS

4.1          Employee Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9
4.2          Dates of Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9

                                                        ARTICLE 5
                                                  EMPLOYER CONTRIBUTIONS

5.1          Employer Matching Contributions  . . . . . . . . . . . . . . . . . . . . . . .             10
5.2          Discretionary Employer Contributions . . . . . . . . . . . . . . . . . . . . .             10
5.3          Allocation of Annual Employer
               Contributions and Forfeitures  . . . . . . . . . . . . . . . . . . . . . . .             11
5.4          Restoration of Forfeited Amounts
              Upon Reemployment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             11
5.5          Rollover Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .             12

                                                        ARTICLE 6
                                                       LIMITATIONS

6.1          Limitations on Annual Account Additions  . . . . . . . . . . . . . . . . . . .             13
6.2          Maximum Amount of Before-Tax Deposits  . . . . . . . . . . . . . . . . . . . .             15
6.3          Actual Deferral Percentage Tests . . . . . . . . . . . . . . . . . . . . . . .             16
6.4          Adjustment to Actual Deferral Percentage Tests . . . . . . . . . . . . . . . .             18
6.5          Maximum Contribution Percentage  . . . . . . . . . . . . . . . . . . . . . . .             20
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                                      (i)
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6.6          Adjustment For Excessive Contribution
               Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             21
6.7          Limit on Total Contribution of Employer;
               Precluding Excess Allocations  . . . . . . . . . . . . . . . . . . . . . . .             23

                                                        ARTICLE 7
                                              CREDITING OF CONTRIBUTIONS AND
                                               DEPOSITS TO INVESTMENT FUNDS

7.1          Investment of Participant Accounts . . . . . . . . . . . . . . . . . . . . . .             23
7.2          Participant's Choice of Investments  . . . . . . . . . . . . . . . . . . . . .             24
7.3          Change of Prior Investments  . . . . . . . . . . . . . . . . . . . . . . . . .             24

                                                        ARTICLE 8
                                                         ACCOUNTS

8.1          Separate Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             24
8.2          Valuation of Separate Accounts . . . . . . . . . . . . . . . . . . . . . . . .             25
8.3          Determination of Fund Performance  . . . . . . . . . . . . . . . . . . . . . .             25
8.4          Voting of Western Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . .             25

                                                        ARTICLE 9
                                              WITHDRAWALS DURING EMPLOYMENT

9.1          After-Tax Deposit Account Withdrawals  . . . . . . . . . . . . . . . . . . . .             25
9.2          Withdrawals After Age 59 1/2 . . . . . . . . . . . . . . . . . . . . . . . . .             26
9.3          Hardship Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             26
9.4          Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             28

                                                        ARTICLE 10
                                                      DISTRIBUTIONS

10.1         Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             30
10.2         Death  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             30
10.3         Permanent Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             30
10.4         Other Termination of Employment  . . . . . . . . . . . . . . . . . . . . . . .             30
10.5         Designation of Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . .             31
10.6         Timing of Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . .             31
10.7         Manner of Benefit Distribution . . . . . . . . . . . . . . . . . . . . . . . .             32
10.8         Manner of Distribution and Timing of
               Death Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             34
10.9         Limitation on Benefits and Distributions . . . . . . . . . . . . . . . . . . .             34
10.10        Distributions Payable to Incompetents  . . . . . . . . . . . . . . . . . . . .             34
10.11        Distribution of Before-Tax Deposits  . . . . . . . . . . . . . . . . . . . . .             35

                                                        ARTICLE 11
                                                     NONASSIGNABILITY

              . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             35
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                                      (ii)
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                                                        ARTICLE 12
                                                     TRUST AGREEMENT

              . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             36

                                                        ARTICLE 13
                                              MANAGEMENT AND ADMINISTRATION

13.1         Administrator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             36
13.2         Claims Review Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . .             36
13.3         Delegation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             37
13.4         Expenses of Administration . . . . . . . . . . . . . . . . . . . . . . . . . .             37

                                                        ARTICLE 14
                                               COMPANY AND EMPLOYER RIGHTS

14.1         Company's Interest in Trust  . . . . . . . . . . . . . . . . . . . . . . . . .             37
14.2         Inspection of Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             38
14.3         Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             38
14.4         Employment Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             38
14.5         Company and Employer Liability . . . . . . . . . . . . . . . . . . . . . . . .             38

                                                        ARTICLE 15
                                                 PARTICIPATING EMPLOYERS

15.1         Adoption By Other Employers  . . . . . . . . . . . . . . . . . . . . . . . . .             38
15.2         Requirements of Participating Employers  . . . . . . . . . . . . . . . . . . .             39
15.3         Designation of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             40
15.4         Employee Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             40
15.5         Participating Employer's Contribution  . . . . . . . . . . . . . . . . . . . .             40
15.6         Discontinuance of Participation  . . . . . . . . . . . . . . . . . . . . . . .             40
15.7         Administrator's Authority  . . . . . . . . . . . . . . . . . . . . . . . . . .             41
15.8         Participating Employer Contribution
               For Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             41

                                                        ARTICLE 16
                                                CONDITION OF QUALIFICATION

              . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             41

                                                  ARTICLE 17 TERMINATION

17.1         Event of Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             42
17.2         Effect of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . .             42

                                                        ARTICLE 18
                                          TRANSFERS, MERGERS AND CONSOLIDATIONS

              . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             42
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                                     (iii)
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                                                        ARTICLE 19
                                                        SUCCESSORS
              . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             43

                                                        ARTICLE 20
                                               INTERPRETATION OF AGREEMENT

20.1         Interpretation of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . .             43
20.2         Forms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             43
20.3         Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             43

                                                        APPENDIX I
                                                   TOP-HEAVY PROVISIONS

              . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             44
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                                      (iv)
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                                WESTERNSAVE PLAN


                                   ARTICLE 1
                       ESTABLISHMENT AND PURPOSE OF PLAN


         Effective as of April 1, 1994, Western National Corporation, a Delaware Corporation (the "Company"), adopts the WesternSave Plan in recognition of the contribution made to its successful operation by its employees and for the exclusive benefit of its eligible employees.

         The Plan is intended to meet the requirements of the Internal Revenue Code of 1986 (the "Code"), and the Employee Retirement Income Security Act of 1974 ("ERISA"), as both may be amended from time to time.

         Except as otherwise noted below, this Plan, made and entered on this 23rd day of March, 1994, shall be effective as of April 1, 1994. The provisions of the Plan, as set forth herein, shall apply only to Participants who terminate employment on or after April 1, 1994.


                                   ARTICLE 2
                                  DEFINITIONS

         2.1 DEFINITIONS. Wherever used in the Plan, the following terms shall have the meanings set forth below unless the context clearly indicates otherwise:

                 (a) ACCOUNT: The bookkeeping account established and maintained by the Administrator for each Participant with respect to his interest in the Trust.

                 (b)      ADMINISTRATOR:  The Administrator of the Plan is the
Company.

                 (c) AFFILIATE: Any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).





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
                 (d)      BOARD:  The Board of Directors of the Company.

                 (e) BREAK-IN-SERVICE: A Break-In-Service means a 12-month period during which a Participant performs no services for the Employer.

                 (f) COMPENSATION: The amount of compensation actually paid to the Participant by the Employer which is reportable on the Participant's IRS Form W-2, excluding payments for group term life insurance, moving expenses, tuition expenses and automobile expenses. Compensation shall include before-tax deposits and any salary reduction contributions made on behalf of a Participant under a plan which qualifies under Code Section 401(k) and/or Code Section 125. Notwithstanding the foregoing, Compensation shall not include (a) any payments made pursuant to an insurance agent or agency contract, or (b) any insurance commissions for personal production. Compensation shall not include any amounts in excess of $200,000, as adjusted pursuant to Subsections 415(b)(1)(A) and 415(d)(l) of the Code.

                          In applying this limitation, the family group of a
Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Participants paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except for this purpose, family members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among affected Family Members in proportion to each such Family Member's Compensation prior to the application of this limitation.

                 (g) COMPANY: Western National Corporation, a Delaware corporation.

                 (h) CREDITED SERVICE: Credited Service means a Participant's years of employment with the Employer. For purposes of calculating Credited Service, years of employment with Western National Corporation, any Affiliate thereof, and any entity which is 40% or at any time was owned by or a 40% owner of Western National Corporation shall be recognized. A Participant's period of employment by an Employer is measured from the date a Participant first completes an Hour of Service, and anniversaries of that date, to the date of a Participant's termination of employment for any reason; provided, however, if a Participant who has a termination of employment resumes employment with an Employer prior to having a Break-In-Service, such termination of employment shall be disregarded and his employment shall be treated as continuous through the date he resumes his employment. In calculating a Participant's Credited Service, all periods of employment with the Employer shall be considered, except service performed prior to 5 consecutive 1-year Breaks-In-Service unless the Participant is reemployed and the prior service is reinstated in accordance with Section 3.3. For purposes of the Section, an Hour of Service shall mean:

                          (1)     Each hour for which an Employee is paid, or
entitled to payment, for the performance of duties for an Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed,

                          (2)     Each hour for which an Employee is paid, or
entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military leave or leave of absence. No more than 501 hours shall be credited under this subsection for any single continuous period of absence (whether or not such period occurs in a single computation period),

                          (3)     Each hour for which back pay, irrespective of
mitigation of damages, is either awarded or agreed to by an Employer. The same shall not be credited both under paragraph (1) or (2), as the case may be, and under this paragraph (3). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made,

                          (4)     Solely for purposes of determining whether an
Employee has a Break-In-Service under Section 2.1(e), each hour, based on the number of hours per week that the Employee would have normally worked, or a pro rata portion thereof, during which an Employee is absent from work (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee, or (iv) due to the caring of a child during the period immediately after the birth, placement or adoption of the child by the Employee. Not more than 501 Hours-of-Service shall be credited to any Employee under this paragraph for any one occurrence. Such hours shall be credited to the computation period during which the event occurs to the extent necessary to prevent a Break-In-Service, and to the extent not so necessary, to the next following computation period, and

                          (5)     Each hour, other than hours credited under
paragraphs (1), (2), (3) and (4), during any customary period of work, based on a forty-hour week or pro rata portion thereof, during which the employee is laid off, is on an Employer approved leave of absence or sick or disability leave, or is on jury or military duty.

                          (6)     The provisions of Department of Labor
regulations 2530.2006(b) and (c) are incorporated by reference.

                 (i) EMPLOYEE: Any person who is employed by the Company, and any person who is employed by any Participating Employer, excluding any independent contractor and excluding any individual who is included within a unit of employees covered by a collective bargaining agreement for whom retirement benefits were the subject of good faith bargaining, unless the collective bargaining agreement provides for said individual's participation in this Plan. Any leased employee employed by the Company and any leased employee employed by any Participating Employers shall be treated as an Employee; provided, however, that for purposes of this Plan, benefits provided by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer and shall reduce the benefits provided for such leased employee under this Plan. A "leased employee" means any person who is not an employee of the Employer, and provides services to the Employer if (1) such services are provided pursuant to an agreement between the Employer and any other person (the "leasing organization"), (2) such person has performed such services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n) of the Code) on a substantially full-time basis for a period of at least one year, and (3) such services are of a type historically performed in the business field of the Employer, by employees. However, a leased employee shall not be treated as an Employee if (1) such leased employee is included in a plan which is maintained by the leasing organization which meets the following requirements, (i) a money purchase pension plan with a nonintegrated employer contribution rate for each participant of at least ten percent contribution,
(ii) immediate participation, and (iii) full and immediate vesting, and (2) leased employees do not constitute more than twenty percent of the Employer's non-highly compensated work force. "Non-highly compensated work force" shall be determined in accordance with Section 414(n) of the Code.

                 (j) EMPLOYER: The Company and such Participating Employers as have adopted the Plan with the consent of the Board.

                 (k) FORMER PARTICIPANT: A person who has been a Participant, but who has ceased to be a Participant for any reason.

                 (1) HIGHLY COMPENSATED PARTICIPANT: Means an individual described in Section 414(q) of the Code and the Regulations thereunder, and generally means an Employee who performed services for the Employer during the determination year and is in one or more of the following groups:

                          (1)     Employees who at any time during the
determination year or look-back year were five percent owners of the Employer. Five percent owner means any person who owns (or is considered as owning within the meaning of the Code Section 318) more than five percent of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) should be treated as separate employers.

                          (2)     Employees who received Compensation during
the look-back year from the Employer in excess of $75,000.

                          (3)     Employees who received Compensation during
the look-back year from the Employer in excess of $50,000 and were in the Top Paid Group of Employees for the Plan Year.

                          (4)     Employees who during the look-back year were
officers of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) and received Compensation during the look-back year from the Employer greater than 50 percent of the limit in effect under Code Section 415(b)(1)(A) for any such Plan Year. The number of officers shall be limited to the lesser of:

                                  (i)      50 employees; or

                                  (ii)     the greater of 3 employees or 10
percent of all employees.

                          For purposes of determining the number of officers,
Employees excluded from the definition of Top Paid Group below shall be excluded, but such Employees shall still be considered for the purpose of identifying the particular Employees who are officers. If the Employer does not have at least one officer whose annual Compensation is in excess of 50 percent of the Code Section 415(b)(1)(A) limit, then the highest paid officer of the Employer will be treated as a Highly Compensated Employee.

                          (5)     Employees who are in the group consisting of
the 100 Employees paid the greatest Compensation during the determination year and are also described in (2) (3) or (4) above when these paragraphs are modified to substitute determination year for look-back year.

                          The determination year shall be the Plan Year for
which testing is being performed, and the look-back year shall be the immediately preceding twelve-month period.

                          The dollar threshold amounts specified in (2) and (3)
above shall be adjusted at such time and in such manner as is provided in Regulations. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar year in which the determination year or look-back year begins.

                          Highly Compensated Employee shall include a former
Employee who had a separation year prior to the determination year and was a Highly Compensated Employee in the year of separation from service or in any determination year after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 will be treated as a Highly Compensated Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received Compensation in excess of $50,000 or was a five percent owner.

                          "Top Paid Group" means the top 20 percent of
employees who performed services for the Employer during the applicable year, ranked according to the amount of Compensation received from the Employer during such year. For the purpose of determining the number of active Employees in any year, the following Employees shall be excluded; however, such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

                                  (i)      Employees with less than six (6)
months of service;

                                  (ii)     Employees who normally work less
than 17 1/2 hours per week;

                                  (iii)    Employees who normally work less
than six (6) months during a year; and

                                  (iv)     Employees who have not yet attained
age 21.

                          In addition, if 90 percent or more of the Employees
of the Employer are covered under agreements the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, and the Plan covers only Employees who are not covered under such agreements, then Employees covered by such agreements shall be excluded from both the total number of active Employees as well as from the identification of particular Employees in the Top Paid Group.

                          The foregoing exclusions set forth in this Section
shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

                 (m) NON-HIGHLY COMPENSATED PARTICIPANT: Any Participant or Former Participant who is neither a Highly Compensated Participant nor included as a family member with a Highly Compensated Participant for purposes of Section 414(q)(6)(B) of the Code.

                 (n) PARTICIPANT: An Employee who meets the participation requirements of Section 3.1.

                 (o) PERMANENT DISABILITY: A Participant's total and permanent disability, as determined in accordance with the long term disability plan applicable to the Participant. Except to the extent such exclusion results in prohibited discrimination against non-highly compensated employees, Permanent Disability shall not be deemed to have occurred if it results from a Participant's engagement in a criminal activity, habitual drunkenness, addiction to narcotics, or from an intentionally self-inflicted injury.

                 (p) PLAN YEAR: Plan Year means the period beginning on April 1 and ending on December 31 for the first plan year, which shall constitute a short Plan Year, and then the twelve month period beginning on January 1 and ending on December 31.

                 (q) TRUST: Shall mean the legal entity created by the trust agreement between the Company and Trustee, fixing the rights and liabilities of each with respect to managing and controlling the trust funds for the purposes of the Plan.





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
                 (r) TRUSTEE: The individual or individuals, bank or trust company which at a particular time shall be the trustee under the Trust.

                 (s) VALUATION DATE: The last day of each calendar quarter and such other dates as may be designated by the Administrator in a uniform and nondiscriminatory manner.

         2.2 GENDER AND NUMBER. Except as otherwise indicated by the context, masculine terminology shall include the feminine and the singular shall include the plural.


                                   ARTICLE 3
                                 PARTICIPATION

         3.1 PARTICIPATION. Each Employee shall be eligible to become a Participant in the Plan on the first day of the calendar quarter immediately following the date he has completed six months of service or on the first day of any calendar quarter thereafter. Eligible Employees shall become Participants in the Plan upon the first day of the calendar quarter immediately following completion of the enrollment application prescribed by the Plan Administrator.

         3.2     TERMINATION OF PARTICIPATION.  Subject to the provisions of
Section 3.4 hereof an individual shall cease to be a Participant when he terminates employment with all Employers hereunder.

         3.3 REEMPLOYMENT. A former Employee's eligibility to participate in the Plan and the reinstatement of his Credited Service following his reemployment by the Employer shall be governed by the following rules:

                 (a) RETURN PRIOR TO 5 CONSECUTIVE BREAKS-IN-SERVICE. The former Employee shall resume participation in the Plan and his Credited Service shall be reinstated immediately upon his reemployment if he was a Participant in the Plan prior to his departure and he is reemployed by the Employer prior to incurring 5 consecutive 1-year Breaks-In-Service. If the former Employee terminated employment after completing at least six months of service but prior to becoming a Participant, his Credited Service will be reinstated and he will become a Participant as of the later of his date of reemployment or the day on which he would have become a Participant if his employment had not been terminated as long as he is reemployed prior to incurring 5 consecutive 1-year Breaks-In-Service.

                 (b) RETURN AFTER 5 CONSECUTIVE BREAKS-IN-SERVICE If a former Employee had a nonforfeitable right to all or a portion of his Account at the time of his termination of employment, his Credited Service will be reinstated and he shall resume participation in the Plan immediately upon his reemployment if he is reemployed by the Employer after incurring 5 consecutive 1-year Breaks-In-Service. If the former Employee did not have a nonforfeitable right to any portion of his Account at the time of his termination, he shall be considered a new Employee for all purposes if the number of his consecutive 1-year Breaks-In-Service equal or exceed the greater of (1) 5 years or (2) the aggregate number of years of Credited Service before such breaks. If such former Participant's years of Credited Service before his termination exceed the greater of (1) 5 years or (2) the number of consecutive 1-year Breaks-In-Service after such termination, his Credited Service will be reinstated and the Participant shall participate immediately. In determining a former Employee's aggregate number of years of Credited Service before the consecutive Breaks-In-Service, years of Credited Service disregarded in accordance with this Section as the result of prior periods of consecutive Breaks-In-Service shall not be considered.

                          Except as noted above, for participation purposes a
former Employee will be treated as a new Employee, and his prior Credited Service shall be disregarded upon his reemployment.

         3.4 CESSATION OF ELIGIBLE STATUS. If any Participant does not suffer a Break-In-Service but ceases to be an Employee, such Participant shall not be credited with any Employer contributions or forfeitures for continuous service during the period in which he ceases to be an eligible Participant; however, such Participant shall receive credit for vesting purposes for continuous service during the period in which he is not an eligible Participant.

                                   ARTICLE 4
                             EMPLOYEE CONTRIBUTIONS

         4.1 EMPLOYEE CONTRIBUTIONS. Subject to the limitations of Article 6, each Participant may make contributions to the Plan, only by payroll deduction, in any whole percentage of his Compensation, between zero percent (0%) and fifteen percent (15%), as he elects. The first four percent (4%) of each Participant's Compensation contributed as provided above must be contributed as before-tax deposits. The remaining eleven percent (11%) can be contributed as before-tax deposits or after-tax deposits or a combination thereof in the Participant's sole discretion. The before-tax and after-tax deposits elected by the Participant will be deducted from his Compensation for each payroll period and shall be paid by the Employer to the Trust within 30 days after the end of the month in which it is deducted.

         4.2     DATES OF ELECTION.

                 (a) A Participant may elect to make before-tax deposits and after-tax deposits, as provided in Section 4.1, by authorizing payroll deductions at least thirty (30) days prior to the beginning of any calendar quarter.

                 (b) A Participant may change his before-tax deposit percentage or after-tax deposit percentage to any other percentage authorized under Section 4.1 by giving the Employer notice at least thirty (30) days prior to the beginning of any calendar quarter.

                 (c) A Participant may discontinue before-tax deposits and/or after-tax deposits, as provided by Section 4.1, at any time by giving the Employer notice at least thirty (30) days prior to the discontinuance.

                                   ARTICLE 5
                             EMPLOYER CONTRIBUTIONS

         5.1 EMPLOYER MATCHING CONTRIBUTIONS. The Employers shall contribute to the Plan, in Company stock or in cash to be used to purchase Company stock, for each Plan Year an amount equal to fifty percent (50%) of the before-tax deposits of each Participant who is active and contributing to the Plan pursuant to Section 4.1 on the last day of the Plan Year or who is on an authorized leave of absence or who terminated employment due to death, disability, or retirement on or after Normal Retirement Age during the Plan Year, provided, however, no contribution shall be made with respect to before-tax deposits in excess of four percent (4%) of such Participant's Compensation in any Plan Year. In addition, the Employer may contribute to the Plan for any Plan Year such additional amount or percentage in cash or Company stock based on all or a portion of before-tax deposits of each Participant who is active and contributing to the Plan pursuant to Section 4.1 on the last day of the Plan Year or who is on an authorized leave of absence or who terminated employment due to death, disability or retirement on or after Normal Retirement Age during the Plan Year as the Employer determines in its sole discretion. In the event contributions pursuant to this section are made in Company stock, the number of shares of Company stock to be contributed shall be determined by using the average price of Company stock for that Plan Year which shall be determined by averaging the closing prices of Company stock each day to obtain a monthly average price and averaging the monthly average prices to obtain an annual average price.

         5.2 DISCRETIONARY EMPLOYER CONTRIBUTIONS. The Employers may make, in cash or Company stock, a discretionary contribution to the Trust in such amount, if any, as determined by the Board. In the event contributions pursuant to this section are made in Company stock, the number of shares of Company stock to be contributed shall be determined by using the average price of Company stock for that Plan Year which shall be determined by averaging the closing prices of Company stock each day to obtain a monthly average price and averaging the monthly average prices to obtain an annual average price.

         5.3 ALLOCATION OF ANNUAL EMPLOYER CONTRIBUTIONS AND FORFEITURES. As of the last day of each Plan Year, each eligible Participant's allocable share, if any, of the Employer's contributions for that Plan Year shall be credited to his Account. As of the last day of the Plan Year, any amount which becomes a forfeiture during the Plan Year, shall first be used, in accordance with Section 15.2(d), if applicable, to reinstate previously forfeited Accounts of former Participants, if any, in accordance with Section 5.4, and the remaining forfeitures, if any, shall be used to reduce contributions which would otherwise be made by the forfeiting Participant's Employer.

                 Discretionary Employer contributions for the Plan Year, if any, arising under the Plan during that year shall be allocated among the Accounts of those Participants who are employed on the last day of the Plan Year and those Participants who terminated employment during the Plan Year due to retirement, disability or death, in the ratio that each Participant's Compensation for the Plan Year bears to all Participant's Compensation for that Plan Year.

         5.4 RESTORATION OF FORFEITED AMOUNTS UPON REEMPLOYMENT. If a person:

                 (a) who was a Participant on or after April 1, 1975 who terminated participation nonvested, is reemployed by an employer before he incurs 5 consecutive 1-year Breaks-In-Service, or

                 (b) who terminated participation partially vested is reemployed by the Employer before he incurs a break longer than the longer of (i) the length of the person's prior service with the Employer or (ii) five
                          (5) consecutive 1-year Breaks-In-Service,
he shall receive a special allocation equal to the amount forfeited, if any, from such Participant's Account upon the Participant's prior termination of employment. The special allocation will be made as of the end of the Plan Year in which the Participant is reemployed and shall be in addition to the contributions described above. The source of the special allocation shall first be any forfeitures occurring during the Plan Year and, if that source is insufficient, then the Employer shall make a special contribution to the Participant's Account in an amount sufficient to cover the special allocation. However, for Participants who terminated participation partially vested and who are reemployed as provided above, the special contribution shall be allocated to a separate subaccount and the reemployed Participant's vested interest in the subaccount at the relevant time shall be an amount ("X") determined by the formula:

                         X = P(AB + (R x D)) - (R x D)

                 For purposes of applying this formula: P is the nonforfeitable percentage at the relevant time, AB is the Account balance at the relevant time, D is the amount of the distribution, and R is the ratio of the Account balance at the relevant time to the Account balance after distribution.

         5.5 ROLLOVER CONTRIBUTIONS. A Participant who receives or is credited with a distribution described in Subsection (a), (b) or (c) of this Subsection may, but need not, make a special contribution to this Plan, which contribution will hereafter be referred to as a "Rollover Contribution." In making a Rollover Contribution, the Participant must transfer, or direct the transfer of, cash equal to the value of all or part of the property the Participant received or is entitled to receive in the distribution to the Trustee, to the extent the fair market value of such property exceeds an amount equal to after-tax contributions made by the Participant to the plan from which the distribution is being made. In addition, prior to the acceptance of a Rollover Contribution, the Employer may require the submission of such evidence as the Employer deems necessary or desirable to enable it to determine whether the transfer qualifies as a Rollover Contribution. If the Employer determines subsequent to any Rollover Contribution that any such Rollover Contribution did not in fact qualify as such, the value of such Rollover Contribution shall be immediately distributed to the Participant. For purposes of this Subsection 5.5, the following shall be eligible to be treated as a Rollover Contribution:

                 (a) A distribution to a Participant from an employee's trust described in Code Section 401(a), which trust is exempt from tax under Code 501(a), or from an annuity plan qualified under Code Section 403(a), which distribution qualifies for rollover treatment pursuant to the Code, which was received by the Participant not earlier than 60 days prior to the date the Rollover Contribution is credited to the Trust; or

                 (b) A distribution to a Participant from an Individual Retirement Account or an Individual Retirement Annuity (other than an endowment contract) within the meaning of Code Section 408(a) or 408(b), the assets of which are derived solely from a rollover or transfer thereto of a prior distribution to the Participant described in (a) above, which was received by the Participant not earlier than 60 days prior to the date the Rollover Contribution is credited to the Trust; or

                 (c) A distribution directly to the Plan from an eligible retirement plan (as defined in Code Section 401(a)(31)(D)) of all or any portion of the balance to the credit of the Participant, except that the following amounts shall not be included: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee or the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
Section 401(a)(9) of the Code; and that portion of any distribution that would not have been includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) if it would have been distributed directly to the Participants.

         A Rollover Contribution and all amounts attributable thereto shall be fully vested and nonforfeitable at all times, and shall be subject to applicable provisions of the Plan.

                                   ARTICLE 6
                                  LIMITATIONS

         6.1     LIMITATIONS ON ANNUAL ACCOUNT ADDITIONS.

                 (a) ANNUAL ACCOUNT ADDITIONS. The term "Annual Account Additions" means, for any Participant for any Plan Year, the sum of

                          (1) Employer and Affiliate contributions made for the Participant under "any defined contribution plan" for the Plan Year, including before-tax deposits and Matching Contributions hereunder; and

                          (2) the Participant's after-tax contributions to "any defined contribution plan"; and

                          (3) forfeitures, if any, allocated to the Participant for the year under "any defined contribution plan"; and

                          (4) contributions allocated on the Participant's behalf to a medical account described in Code
                                  Section 415(1)(1) or 419A(d)(2), although the percentage limit described in Sub- section
                                  (b)(2) below shall not apply to such amounts;

but shall not include any Rollover Contributions or loan repayments under the Plan. "Any defined contribution plan" means this Plan and all other defined contribution plans of the Affiliates considered as one plan.

                 (b) LIMITATION. Notwithstanding the foregoing provisions of this Article 6, the Annual Account Additions of a Participant for any Plan Year, which shall be the limitation year, shall not exceed the lesser of --

                          (1) the greater of $30,000 or one-fourth of the defined benefit dollar limitation set forth in Code Section 415(b) in effect for such Plan Year, or

                          (2) 25 percent of the Participant's compensation as defined in Subsection (c) below, for such Plan Year.

                 (c) COMPENSATION. The term "compensation" as used in this Section 6.1 means compensation as defined in Code Section 415(c)(3) and Treasury regulation thereunder, which generally means amounts actually paid during a limitation year which are the Participant's wages, salary, fees for personal services actually rendered in the course of employment with the Employer or other Affiliate, including amounts described in Treasury Regulation 1.415-2(d)(1), and excluding amounts which are reduced pursuant to a salary reduction arrangement and other amounts described in Treasury Regulation l.415-2(d)(2). Such "compensation" may not exceed $200,000 or such higher annual amount as may be determined by the Secretary of the Treasury.

                 (d) REDUCTION IN ANNUAL ACCOUNT ADDITIONS. If in any Plan Year a Participant's Annual Account Additions exceed the applicable limitation determined under Subsection (b) above, by reason of a reasonable error in estimating a Participant's compensation or otherwise, such excess (referred to herein as the "Annual Account Excess") shall not be allocated to the Participant's Account, but shall be treated in the following manner:

                          (1) The Participant's after-tax contributions, if any, under "any defined contribution plan" shall be refunded, up to the amount of the Annual Account Excess.

                          (2) If there is any remaining Annual Account Excess after the application of paragraph (1) above, the Participant's before-tax deposits and any Employer Matching Contributions relating thereto for that year shall be reduced proportionately, up to the remaining amount of the Annual Account Excess, and such before-tax deposits shall be returned to the Participant.

                          (3) If there is any remaining Annual Account Excess after the application of paragraphs
                                  (1) and (2) above, the Participant's share of Employer or other Affiliate contributions allocated to the Participant under any other defined contribution plan for that year shall be reduced in accordance with such plan, up to the remaining amount of the Annual Account Excess.

                          (4) Any reduction in such a Participant's allocation of Employer Matching Contributions under paragraph (2) above shall be deemed to be a forfeiture for such Plan Year and used to reduce Employer Matching Contributions.

                 (e) DUAL PLAN LIMITATION. If in any Plan Year a Participant is both an active participant in any defined contribution plan and a participant of any "qualified" defined benefit plan of the Employer or Other Affiliate, the sum of the defined benefit plan fraction (as defined in Code Section 415(e)(2)) and the defined contribution plan fraction (as defined in Code Section 415(e)(3)) shall not exceed the number one. It is intended to reduce the Annual Account Additions under the defined contribution plan to the extent possible, if necessary, to prevent the sum of the defined benefit plan fraction and the defined contribution fraction from exceeding 1.0, before reducing the accrued benefits under any defined benefit plan.

         6.2     MAXIMUM AMOUNT OF BEFORE-TAX DEPOSITS.

                 In no event shall a Participant's aggregate before-tax deposits for any calendar year, when combined with all other elective pre-tax deferrals under Code Section 402(g) on behalf of the Participant, exceed $7,000 (or such higher annual amount as may be determined by the Secretary of the Treasury to reflect increases in the cost of living). The annual limit shall be reduced as provided under Section 9.3 following a Participant's hardship withdrawal. To the extent that such a Participant's before-tax deposits exceed the applicable dollar limit for a calendar year, such deposits shall be treated as income to the Participant for such calendar year. Such excess deferral, adjusted for earnings or losses thereon, shall be distributed to the Participant not later than April 15 of the calendar year following the calendar year in which such excess deferral was made. Any such distribution of earnings on excess deferrals shall be treated as income to the Participant in the year of distribution.

         6.3 ACTUAL DEFERRAL PERCENTAGE TESTS. The limits described in this Section 6.3 apply to before-tax deposits made pursuant to Section 4.1. Notwithstanding any provision to the contrary in this Plan concerning the amount, availability, or allocation of before-tax deposits, no amount of before-tax deposits shall be allocated to a Participant's Account in excess of the limits contained in this Section 6.3.

                 (a) Actual Deferral Percentage means for each Plan Year the average of the ratios (ADR) (calculated separately for each active Participant) of:

                          (1) the amount of before-tax deposits of each such Participant for such Plan Year, to

                          (2)     such Participant's Compensation;

                          provided, however, that if a Highly Compensated Participant also participates in another qualified retirement plan with a salary reduction feature maintained by the Employer under Sections 401(a) and 401(k) of the Code, such Participant's Actual Deferral Percentage shall be determined as if all such qualified plans with a salary reduction feature ending within the same calendar year were a single plan.

                 (b) In the case of a Participant who is a Highly Compensated Participant and who is either a 5% owner or one of the 10 most Highly Compensated Participants and thereby subject to the family aggregation rules of Code Section 414(q)(6), the ADR for the family group (which is treated as one Highly Compensated Participant) is the greater of:

                          (1)     the ADR determined by combining the
                                  contributions and compensation of all
                                  eligible family members who are highly
                                  compensated without regard to family
                                  aggregation, and

                          (2)     the ADR determined by combining the
                                  contributions and compensation of all
                                  eligible family members.

                                  Except to the extent taken into account in the preceding sentence, the contributions and compensation of all family members are disregarded in determining the actual deferral percentages for the groups of Highly Compensated Participant and Non-Highly Compensated Participants.

                          (c)     In the case of a Highly Compensated
                                  Participant whose ADR is determined under the family aggregation rules, the determination of the amount of excess contributions shall be made as follows:

                                  (1)      If the Highly Compensated
                                           Participant's ADR is determined by
                                           combining the contributions and
                                           compensation of all family members,
                                           then the ADR is reduced in
                                           accordance with the "leveling"
                                           method  described in Section
                                           1.401(k)-1(f)(2) of the regulations
                                           and the excess contributions for the
                                           family unit are allocated among the
                                           family members in proportion to the
                                           contributions of each family member
                                           that have been combined.

                                  (2)      If the Highly Compensated
                                           Participant's ADR is determined by
                                           combining the contributions and
                                           compensation of only those family
                                           members who are highly compensated
                                           without regard to family
                                  aggregation, then the ADR is reduced in
                                  accordance with the leveling method but not below the ADR of eligible non-highly compensated family members. Excess contributions are determined by taking into account the contributions of the eligible family members who are highly compensated without regard to family aggregation and are allocated among such family members in proportion to their contributions. If further reduction of the ADR is required, excess aggregate contributions resulting from this reduction are determined by taking into account the contributions of all eligible family members and are allocated among such family members in proportion to their contributions.

                 (d) The Actual Deferral Percentage test described hereinafter shall be made as of the end of each Plan Year. The Administrator in its discretion may choose to make the Actual Deferral Percentage test more frequently than annually. Any excess deferral described in Section 6.2 shall be included in the computation of the Actual Deferral Percentage notwithstanding the distribution of any portion thereof, unless otherwise provided under rules prescribed by the Secretary of the Treasury. For any Plan Year, the Actual Deferral Percentage for the group of Highly Compensated Participants must not exceed the greater of:

                          (1) 125 percent of such percentage for all Participants; or

                          (2) the lesser of two hundred percent (200%) of such percentage for the Non-Highly Compensated Participants, or such percentage for the Non- Highly Compensated Participants plus two (2) percentage points. The provisions of Code Section 401(k)(3) and Regulation l.401(k)- 1(b) are incorporated herein by reference. However, for Plan Years beginning after December 31, 1988, in order to prevent the multiple use of the alternative method described in this paragraph and in Code
                                  Section 401(m)(9)(A), any Highly Compensated
                                  Participant eligible to make before-tax
                                  deposits pursuant to Section 4.1 and to make after-tax deposits contributions or to receive Employer matching contributions under this Plan or under any other plan maintained by the Employer shall have his Actual Contribution Percentage reduced pursuant to Regulation l.401(m)-2, the provisions of which are incorporated herein by reference.

         If two or more qualified plans which include a salary reduction feature described in Code Section 401(k) are considered as one plan for purposes of Code Sections 401(a)(4) or 410(b), the salary reduction feature included in such plans shall be treated as one salary reduction arrangement for purposes of the Actual Deferral Percentage test. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year. In the event the Actual Deferral Percentage test is not met as of the end of any Plan Year, the provisions of Section 6.4 shall apply.

         6.4 ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS. In the event the Actual Deferral Percentage test is not met as of the end of any Plan Year, the Administrator shall take the actions called for in this Section 6.4.
Excess Contributions with respect to any Participant are before-tax deposits which do not meet the Actual Deferral Percentage test described in Section 6.3.

                 If it appears that there will be Excess Contributions as of the end of any Plan Year, the Administrator shall inform the Employer. The Employer, in its discretion, may make a supplemental contribution which shall be allocated to the Accounts of Participants who are Non-Highly Compensated Participants. Any such supplemental contribution shall be allocated in a uniform and nondiscriminatory manner in an amount sufficient to eliminate any Excess Contributions. Such supplemental contribution by the Employer must be made, if at all, within the first two and one-half months after the close of the Plan Year in which the Excess Contributions arose. Such supplemental contribution shall be treated for all purposes as a before-tax deposit. The allocation of a portion of any such supplemental contribution to the Account of an affected Participant is subject to the Code Section 415 limits. If the Employer chooses to make a supplemental contribution in an amount less than that required to completely eliminate all Excess Contributions, the remaining Excess Contributions shall be disposed of in the manner hereinafter described.

                 Should the Employer not choose to make a supplemental contribution for the purpose of eliminating any Excess Contributions, or if Excess Contributions remain after a supplemental contribution has been made, the before-tax deposits of the Participants who are Highly Compensated Participants shall be reduced to the extent necessary so that the Actual Deferral Percentage test set forth in Section 6.3 is met as of the end of the applicable Plan Year. Such reduction shall be accomplished first by determining the maximum deferral for the group of Participants who are Highly Compensated Participants permitted by the Actual Deferral Percentage test. Next, the before-tax deposits of such Participants whose individual Actual Deferral Percentage exceeded the Maximum Actual Deferral Percentage available to the group of Highly Compensated Participants shall be reduced in the order of individual Actual Deferral Percentages beginning with the highest of such percentage in accordance with procedures adopted by the Administrator until the test set forth in Section 6.3 is met.

                 The Administrator shall cause the amount of Excess Contributions (and income allocable thereto) attributable to each affected Participant to be returned to such Participant not later than the end of the Plan Year following the Plan Year as of which the Excess Contributions arose. However, the Administrator shall use its best efforts to cause the amount of Excess Contributions (and any income allocable thereto) attributable to each affected Participant to be returned to such Participant within two and one-half months following the end of the Plan Year as of which the Excess Contributions arose. The income allocable to the Excess Contributions of each affected Participant is equal to the sum of (a) the income allocable to the Account of the affected Participant for the applicable Plan Year, and (b) the income allocable to the Account of the affected Participant for the period between the end of the applicable Plan Year and the date of distribution with the sum of
(a) and (b) being multiplied by a fraction. The numerator of the fraction is the Excess Contribution attributable to each affected Participant and the denominator of the fraction is the closing balance (inclusive of any income), as of the end of the applicable Plan Year, of the Participant's Account containing the Excess Contributions.

         6.5     MAXIMUM CONTRIBUTION PERCENTAGE.  The limits described in this
Section 6.5 apply to matching Employer contributions and after-tax contributions. Notwithstanding any provision to the contrary in this Plan concerning the amount, availability, or allocation of matching Employer contributions, no amount of such contributions shall be allocated to the Account of any Participant in excess of the limits contained in this Section 6.5.

                 (a) Actual Contribution Percentage means for each Plan Year the average of the ratios (ACR) (calculated separately for each Participant) of:

                          (1) the amount of matching Employer contributions and after-tax contributions of each such Participant for such Plan Year, to

                          (2)     such Participant's Compensation;

                                  provided, however, that if a Highly
                                  Compensated Participant who also participates in another qualified retirement plan maintained by the Employer to which matching contributions, employee contributions, or elective deferrals are made, such active Participant's Actual Contribution Percentage shall be determined by aggregating all Employer matching contributions and after- tax contributions in plans which end within the same calendar year.

                          The ACR of a Participant who is subject to the family aggregation rules of Code Section 414(q)(6) shall be determined consistent with Sections 6.3(b) and (c).

                 (b) The Actual Contribution Percentage test described hereinafter shall be made as of the end of each Plan Year. The Administrator in its discretion may choose to make the Actual Contribution Percentage test more frequently than annually. For any Plan Year, the Actual Contribution Percentage for the group of Highly Compensated Participants must not exceed the greater of:

                          (1) 125 percent of such percentage for all other Participants; or

                          (2) the lesser of two hundred percent (200%) of such percentage for the Non-Highly Compensated Participants, or such percentage for the Non-Highly Compensated Participants plus two (2) percentage points. However, for

                                  Plan Years beginning after December 31, 1988, to prevent the multiple use of the alternative method described in this paragraph and Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make before-tax deposits pursuant to Section
                                  4.1 or any other cash or deferred arrangement maintained by the Employer and to make after-tax deposits or to receive matching contributions under this Plan or under any other plan maintained by the Employer shall have his Actual Contribution Percentage reduced pursuant to Regulation l.401(m)-2. The provisions of Code Section 401(m) and Regulations 1.401(m)-l(b) and 1.401(m)-2 are incorporated herein by reference.

         If two or more qualified plans which include matching contributions, employee contributions, or elective deferrals are considered as one plan for purposes of Code Section 410(b), such plans shall be treated as one plan for purposes of the Actual Contribution Percentage test. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year. In the event the Actual Contribution Percentage test is not met as of the end of any Plan Year, the provisions of Section 6.6 shall apply.

         6.6 ADJUSTMENT FOR EXCESSIVE CONTRIBUTION PERCENTAGE. In the event the Actual Contribution Percentage test is not met as of the end of any Plan Year, the Administrator shall take the actions called for in this Section
6.6. Excess Aggregate Contributions with respect to any Participant are matching Employer contributions and after-tax deposits which do not meet the Actual Contribution Percentage test described in Section 6.5.

                 If it appears that there will be Excess Aggregate Contributions as of the end of any Plan Year, the Administrator shall inform the Employer. The Employer, in its discretion, may make an additional matching Employer contribution which shall be allocated to the Accounts of all Participants who are not Highly Compensated Employees. In lieu of making an additional matching Employer contribution, the Employer may make a supplemental contribution which shall be allocated to the Accounts of all active Participants who are not Highly Compensated Employees. Any additional matching Employer contribution or supplemental contribution shall be allocated in a uniform and nondiscriminatory manner in an amount sufficient to eliminate any Excess Aggregate

Contributions. Such additional Matching Employer contribution or supplemental contribution by the Employer must be made, if at all, within the first two and one-half months after the close of the Plan Year in which the Excess Aggregate Contributions arose.

                 Any additional matching Employer contribution shall be treated for all purposes as a matching Employer contribution and any supplemental contribution shall be treated for all purposes as an After-Tax Employee Contribution. The allocation of either an additional matching Employer contribution or a supplemental contribution to the Participant Account of an affected Participant is subject to the Code Section 415 limits. If the Employer chooses to make an additional matching Employer contribution, a supplemental contribution, or a combination of both in an amount less than that required to completely eliminate all Excess Aggregate Contributions, the remaining Excess Aggregate Contributions shall be disposed of in the manner hereinafter described.

                 Should the Employer not choose to make an additional matching Employer contribution, a supplemental contribution, or a combination of both for the purpose of eliminating any Excess Aggregate Contributions or if Excess Aggregate Contributions remain after any such contributions have been made, the matching Employer contributions and/or after-tax deposits of the Participants who are Highly Compensated Participants shall be reduced to the extent necessary so that the Actual Contribution Percentage test set forth in Section
6.5 is met as of the end of the applicable Plan Year. Such reduction shall be accomplished first by determining the maximum contribution for the group of Participants who are Highly Compensated Participants permitted by the Actual Contribution Percentage test. Next, the matching Employer contributions and/or after-tax deposits of such Participants whose individual Actual Contribution Percentage exceeded the maximum Actual Contribution Percentage available to the group of Highly Compensated Participants shall be reduced in the order of individual Actual Contribution Percentage beginning with the highest of such percentages in accordance with procedures adopted by the Administrator until the test set forth in Section 6.5 is met.

                 The Administrator shall cause the amount of Excess Aggregate Contributions (and any income allocable thereto) attributable to each affected Participant to be returned to such Participant not later than the end of the Plan Year following the Plan Year as of which the Excess Aggregate Contributions arose. However, the Administrator shall use its best efforts to cause the amount of Excess Aggregate Contributions (and any income allocable thereto) attributable to each affected Participant to be returned to such Participant within two and one-half months following the end of the Plan Year as of which the Excess Aggregate Contributions arose. The income allocable to the Excess Aggregate Contributions of each affected Participant is equal to the sum of (a) the income allocable to the Account of the affected Participant for the applicable Plan Year, and (b) the income allocable to the Account of the affected Participant for the period between the end of the applicable Plan year and the date of distribution, with the sum of (a) and (b) being multiplied by a fraction. The numerator of the fraction is the Excess Aggregate contribution attributable to each affected Participant and the denominator of the fraction is the closing balance (inclusive of any income), as of the end of the applicable Plan Year, of the Account containing the Excess Aggregate Contribution.

         6.7 LIMIT ON TOTAL CONTRIBUTION OF EMPLOYER: Precluding~ Excess Allocations. The total contributions of the Employer, as determined under Sections 4.1, 5.1 and 5.2, for any Plan Year shall not exceed the maximum tax deductible contribution permitted by law. In addition, in no event will the amount allocated to a Participant's Account in any Plan Year exceed the limitations set forth in this Article 6.

                                   ARTICLE 7
          CREDITING OF CONTRIBUTIONS AND DEPOSITS TO INVESTMENT FUNDS

         7.1 INVESTMENT OF PARTICIPANT ACCOUNTS. Employer Matching Contributions shall be invested and reinvested in the Western Stock Fund. Except as otherwise provided elsewhere, each Participant shall direct the investment and reinvestment all other contributions and deposits pursuant to this section. If a Participant fails to elect to direct the investment and reinvestment of that portion of his Account subject to investment direction, the Trustee shall invest one hundred percent (100%) of that portion of such Participant's Account as is subject to investment direction in the Money Market Fund. The following funds are currently available:

                 (a)      Western Stock Fund;

                 (b)      Equity Fund;

                 (c)      Money Market Fund;

                 (d)      Interest Income Fund;

                 (e)      Corporate Bond Fund; and

                 (f)      Government Securities Fund.

         7.2 PARTICIPANT'S CHOICE OF INVESTMENTS. At least 30 days prior to the beginning of each calendar quarter, a Participant may elect in writing that all future contributions subject to investment direction be invested, in five percent (5%) increments, in one or more of the investment funds established pursuant to Section 7.1. If a Participant fails to make any election, 100% of his contributions subject to investment direction shall be invested in the Money Market Fund.

         7.3 CHANGE OF PRIOR INVESTMENTS. At least 30 days prior to the beginning of each calendar quarter, each Participant may reallocate all or a portion of his assets subject to investment direction from one investment fund established pursuant to Section 7.1 to another such investment fund, in five percent (5%) increments: provided, however, that any limitations on transfers imposed by investments in the Interest Income Fund shall apply. The Administrator may, in its sole discretion, designate more frequent investment transfer dates if the Administrator deems it appropriate in light of the market volatility to which the investment alternatives may reasonably be expected to be subject.

                                   ARTICLE 8
                                    ACCOUNTS

         8.1 SEPARATE ACCOUNTS. The Administrator shall maintain the following subaccounts:

                 (a) a Before-Tax Deposit Account for each Participant who elects to direct the Employer to make before-tax deposits on his behalf pursuant to Section 4.1 and/or who makes Rollover contributions or a trustee-to-
                          trustee   transfer   pursuant   to Section 5.5:

                 (b) a Western Company Match Account shall be maintained for each Participant for Employer matching contributions allocated to a Participant's Account pursuant to the provisions of Sections 5.1;

                 (c) a Discretionary Employer Contribution Account shall be maintained for each Participant for annual discretionary employer contributions allocated to a Participant's Account pursuant to the provisions of
                          Section 5.2;

                 (d) a pre-1987 After-Tax Deposit Account shall be maintained for each Participant for any After-Tax Deposits made prior to January 1, 1987; and

                 (e) a Post-1986 After-Tax Deposit Account shall be maintained for each Participant for any After-Tax
                          Deposits   pursuant   to   the   provisions   of
                          Section 4.1.

The Administrator shall also create such other subaccounts as it deems necessary or desirable.

         8.2 VALUATION OF SEPARATE ACCOUNTS. As of each Valuation Date, the Administrator shall adjust the previous Account balances for before-tax deposits, matching contributions, discretionary employer contributions, after-tax contributions, earnings, gains or losses, withdrawals, expenses, Participant loans and any Participant rollover and transfer contributions in order to obtain new Account balances.

         8.3 DETERMINATION OF FUND PERFORMANCE. For purposes of determining Account values, each Account's share of the income, appreciation and depreciation of each Investment Fund as of any Valuation Date shall be that proportion of the total income, appreciation or depreciation of such Investment Fund during such period that the average balance of such accounts during such period bears to the average balance of all such accounts in such investment fund during such period. The value of each account, each Investment Fund, and the Trust fund as of the end of any period shall be the fair market value of such account or fund. The total before-tax deposits and after-tax deposits for the period will be reflected in said determination.

         8.4 VOTING OF WESTERN STOCK. Voting, tender and similar rights shall be passed through to Participants and beneficiaries as provided pursuant to the provisions of the Trust.

                                   ARTICLE 9
                         WITHDRAWALS DURING EMPLOYMENT

         9.1 AFTER-TAX DEPOSIT ACCOUNT WITHDRAWALS. Each active Participant who has made After-Tax Deposits may withdraw such deposits by submitting at any time, but not more often than once in any six month period, a written request to the Plan Administrator specifying the amount to be withdrawn. Payment shall be made to the Participant as soon as practicable following the Valuation Date next following the date the request is filed with the Plan Administrator. The withdrawal may not exceed the lesser of the value of the Participant's After-Tax Deposit Accounts or his total After-Tax Deposits, and may not be less than the lesser of (i) $1,000 or (ii) the maximum after-tax deposit withdrawal as determined above. Any such withdrawal will be taken from the Participant's Pre-1987 After-Tax Deposit Account and Post-1986 After-Tax Deposit Account, in the following order:

                 (a)      Pre-1987 after-tax deposit contributions;
                 (b) Post-1986 after-tax deposit contributions and earnings; and
                 (c)      Earnings on pre-1987 after-tax deposit contributions.

After-Tax Deposit Account Withdrawals under this Section 9.1 shall be charged against the value of the withdrawing Participant's subaccount in each of the Investment Funds proportionally.

         9.2 WITHDRAWALS AFTER AGE 59 1/2. An active Participant who has attained age 59 1/2 may withdraw all or a portion of his vested Account balance determined as of the Valuation Date immediately following the date of the request. Payment shall be made to the Participant as soon as practicable following the Valuation Date next following the Participant's submission of his written request for distribution to the Plan Administrator. Each Participant shall be allowed only one such withdrawal. Any such withdrawal will be taken from the Participant's Account in the following order:

                 (a)      Pre-1987 after-tax contributions;
                 (b)      Post-1986 after-tax contributions and earnings;
                 (c)      Earnings on pre-1987 after-tax contributions;
                 (d) Before-tax deposits (including rollovers) and earnings;
                 (e)      Employer matching contributions and earnings; and
                 (f) Employer annual discretionary contributions and earnings.

Post-59 1/2 withdrawals under this Section 9.2 shall be charged against the value of the withdrawing Participant's subaccount in each of the Investment Funds proportionally.

         9.3 HARDSHIP WITHDRAWALS. Upon the request of a Participant made in accordance with such uniform and nondiscriminatory rules as the Administrator may prescribe, the Administrator shall permit a Participant to make a hardship withdrawal from his Before-Tax Deposit Account from the Plan prior to the Participant's termination of employment or Permanent Disability if (a) the withdrawing Participant is either under 59 1/2 years of age on the date the withdrawal is being made or has previously made a withdrawal after age 59 1/2 pursuant to Section 9.2 hereof, and (b) the Trustee, in accordance with the provisions of Internal Revenue Regulation Section l.401(k)-1(d)(2) and with the following paragraph, finds that such withdrawal is necessary because of the Participant's immediate and heavy
financial need.   The maximum amount that can be withdrawn under this Section
9.3 shall be the lesser of (a) the amount which the Trustee, in accordance with the provisions of Internal Revenue Regulation Section l.401(k)-l(d)(2) and with the following paragraph, deem to be necessary to meet the immediate and heavy financial need of the withdrawing Participant created by the hardship, and (b) the value of the Participant's Before-Tax Deposit Account determined on the last Valuation Date reduced by the appreciation on any before-tax deposits credited to the Participant's Before-Tax Deposit Account subsequent to December 31, 1988.

                 For purposes of this Section, a distribution will be deemed to be on account of immediate and heavy financial need if the distribution is on account of:

                 (1) Medical expenses described in Code Section 213(d) incurred by the Employee, the Employee's spouse, or any dependents of the Employee (as defined in Code Section 152);

                 (2) Purchase (excluding mortgage payments) of a principal residence for the Employee; or

                 (3)      Payment of tuition for the next year of
post-secondary education for the Employee, his or her spouse, children, or dependents.

                 (4) The need to prevent the eviction of the Employee from his principal residence or foreclosure on the mortgage of the Employee's principal residence.

                 Further, a distribution will be deemed to be necessary to satisfy the immediate and heavy financial need if the distribution is not in excess of the amount necessary to relieve the need and cannot be satisfied from other resources that are reasonably available to the Employee including other withdrawals and loans currently available under all plans maintained by the Employer; provided, however, a Participant may obtain a hardship withdrawal without obtaining all loans for which the Participant is eligible if the Participant certifies to the Trustee that the receipt of a loan would increase the amount of the Participant's immediate financial need and would therefore not serve to relieve the Participant's immediate financial need.

                 Hardship withdrawals under this Section 9.3 shall be charged against the value of the withdrawing Participant's sub-account in each of the Investment Funds proportionally. Any such hardship withdrawal will be taken from the Participant's Account in the following order:

                 (a)      Pre-1987 after-tax contributions;
                 (b)      Post-1986 after-tax contributions and earnings;
                 (c)      Earnings on pre-1987 after-tax contributions; and
                 (d) Before-tax deposits (including rollovers) and earnings.

                 Any Participant receiving a hardship distribution must certify and agree to satisfy all of the following conditions:

                 (a) The distribution is not in excess of the amount of the Participant's immediate and heavy financial need;

                 (b) The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all plans maintained by the Employer or its Affiliates;

                 (c) The Participant's before-tax deposits and after-tax deposits shall be suspended for at least twelve (12) months after the receipt of the hardship distribution; and

                 (d) The Participant shall not be eligible to make any before-tax deposits until the first day of the first Plan Year following the first anniversary of the date on which the hardship distribution was made.

         9.4 LOANS. Upon request of a Participant, made with the consent of the Participant's spouse, if applicable, in accordance with such uniform rules as the Administrator may prescribe, the Administrator will permit the Plan to make a loan to a Participant provided that:

                 (a) Only active Participants will be eligible to request a loan.

                 (b) The minimum amount a Participant can request is $1,000.

                 (c) A Participant cannot have more than one (1) outstanding loan at any time.

                 (d) A Participant must wait a minimum of six (6) months between new loan requests.

                 (e) The interest rate shall be based on the prime rate and shall be reset on the first business day of every month. The interest rate and term of the loan will be set as the date the loan is made and will not be changed during the life of the loan.

                 (f) A Participant can pay off a loan in full at any time during the life of the loan without penalty. However, no partial prepayments will be accepted.

                 (g) The Participant's obligation is represented by a negotiable promissory note which shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed four (4) years and six (6) months after the date of such loan unless the loan is to be used by the Participant to acquire any dwelling unit which within a reasonable time (determined at the time the loan is made) is to be used as a principal residence of the Participant, and calling for payments to be made by payroll deduction and for a period not to exceed ten (10) years.

                 (h) The Participant agrees that any unpaid balance of the loan, including accrued interest thereon, may be deducted from any distribution of his Account to which the Participant or his beneficiary may be entitled, and if the amount of such distribution is not sufficient to repay the remaining principal and interest of any such loan, the Participant or his personal representative shall be liable for and continue to make payments on any balance still due, which payments may be withheld by the Employer from any Compensation due that Participant;

                 (i) The amount loaned plus interest due thereon over the term of the indebtedness is not more than the lesser of (i) $50,000 reduced by the excess, if any, of the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, and (ii) 1/2 of the Participant's vested Account balance, excluding the value of that portion of the Account attributable to Employer contributions; and

                 (j) The written consent of the Participant's spouse must be obtained within the 90 day period prior to the date the loan was made.

                 Loans made to a Participant under this Section 9.4 shall constitute a separate earmarked investment of the Account of the Participant to whom the loan is being made. The amount of the loan shall be charged pro rata against the value of said Participant's subaccounts in the following order and shall be returned in the Participant's subaccounts in the reverse order:

                 (a)      Pre-1987 after-tax contributions;
                 (b)      Post-1986 after-tax contributions and earnings;
                 (c)      Earnings on pre-1987 after-tax contributions; and
                 (d) Before-tax deposits (including rollovers) and earnings.

Amounts paid to the Plan by the Participant in repayment of an outstanding loan shall be credited to and invested in the Participant's Account in each of the Investment Funds in accordance with the Participant's direction covering new deposits for the Plan year in which said amounts are repaid, or if none, in accordance with the Participant's next preceding direction.

                                   ARTICLE 10
                                 DISTRIBUTIONS

         10.1 RETIREMENT. The Account of a Participant whose employment is terminated on or after his sixtieth (60) birthday shall be nonforfeitable and such Account will be distributed to the Participant as provided in Sections
10.6 and 10.7.

         10.2 DEATH. Subject to Section 10.5, the designated beneficiary of a Participant or beneficiary who dies during a Plan Year shall be eligible to receive the full value of the Participant's or beneficiary's Account as provided in Section 10.8.

         10.3 PERMANENT DISABILITY. The Account of a Participant whose employment is terminated due to Permanent Disability shall be nonforfeitable and such Account will be distributed to the Participant for his benefit as provided in Sections 10.6 and 10.7 provided his Permanent Disability is established to the satisfaction of the Administrator.

         10.4 OTHER TERMINATION OF EMPLOYMENT. If a Participant's employment is terminated other than in accordance with Sections 10.1 through 10.3, he shall be eligible to receive the sum of the following as provided below:

                 (a) The full value of his Before-Tax Deposit and After-Tax Deposit Accounts, if not previously withdrawn; and

                 (b) A percentage (determined as of the date of his termination) of the value of his Western Company Match Account and Discretionary Employer Contribution Account, if any, as determined below:

Completed Years of                            Vested
 Credited Service                            Percentage
------------------                           ----------
Less than 5 years                                0%
After 5 or more years                          100%

The non-vested portion of a Participant's Account shall be forfeited after the Participant has suffered a Break-In-Service, but is subject to reinstatement in accordance with Section 5.4. The vested portion of the Participant's Western Company Match Account, Discretionary Employer Contribution Account and the Participant's Before-Tax Deposit and After-Tax Deposit Accounts, will be distributed to the Participant as provided in Sections 10.6 and 10.7.

         10.5     DESIGNATION OF BENEFICIARY.

                  (a) The Participant's spouse shall automatically be the designated beneficiary to receive any distributions by reason of his death and shall be paid in the manner prescribed in Section 10.8. However, if there is no spouse, or if the spouse has consented then distribution by reason of the Participant's death shall be made to his designated beneficiary in the manner prescribed in Section 10.8.

                  (b) If there shall be a failure of all designated beneficiaries (because of prior death, failure to designate in the manner herein provided, or otherwise) with respect to any Participant the amount payable hereunder after the death of such Participant shall be paid and distributed, in the order named, to each of the following as shall be living on the date of any distribution:

                          (1)     Such Participant's spouse;

                          (2)     His descendants, PER STIRPES;

                          (3)     His parents in equal shares; and

                          (4)     His brothers and sisters in equal shares and
their descendants, PER STIRPES.

                          If no such person shall be living on the date of any
distribution, such amount shall be payable to the estate of the last survivor of said persons.

                  (c) The Trustee shall be fully protected in making their distributions to the next successor designated beneficiary or taker if, within six (6) months after any date fixed for distribution they have no actual knowledge that a predecessor designated beneficiary or taker survived, or was existing on, such date.

         10.6 TIMING OF DISTRIBUTIONS. The distribution of a Participant's Account pursuant to Sections 10.1 and 10.3 will commence as soon as practicable following the end of the calendar quarter in which he terminates employment if the vested Account is not and never was in excess of $3,500. If the vested Account is or ever was in excess of $3,500, distribution shall commence on the later of (i) as soon as practicable following the end of the calendar quarter in which he terminates employment, or (ii) as soon as practicable following the Participant's request for distribution. Further, distribution to an alternate payee pursuant to a qualified domestic relations order, as defined in Code
Section 414 (p), may be made as soon as practicable following the alternate payee's written request for distribution.

                  Provided, however, notwithstanding anything herein to the contrary, payment of benefits shall commence not later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occur: (i) the Participant attains age sixty-five (65) or, if earlier, his Normal Retirement Age; (ii) ten (10) Plan Years have elapsed from the time the Participant commenced participation in the Plan; or (iii) the Participant terminates his service with the Employer. Further, a Participant's benefits shall commence not later than April 1 of the calendar year following the calendar year in which he attains age seventy and one half (70 1/2).

         10.7     MANNER OF BENEFIT DISTRIBUTION.

                  (a)     Except as otherwise provided herein, all
distributions shall be made in a lump sum.   The distribution of a
Participant's Account pursuant to Sections 10.1 and 10.3, if the Account exceeds or ever exceeded $3,500 shall be made in any of the following forms as the Participant in his sole discretion shall select:

                          (1)     an immediate lump sum;

                          (2) a lump sum distribution payable as soon as practicable following the end of the calendar quarter during which the former Participant attains age 60; or

                          (3) quarterly installments of $300 or more over a period of up to two years as determined by the Participant.

         Elections to defer distribution pursuant to (a) (2) above are final and may not be modified. Installment distribution elections pursuant to (a)
(3) above may be modified to accelerate distributions at the option of the Participant. If a Participant's Account is to be distributed in other than a lump sum, the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and his beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the return multiples contained in Section 1.72-9 of the income tax regulations. Further, if the Participant's spouse is not the beneficiary, the method of distribution selected must assure that more than 50 percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                  (b) If a Participant's Account exceeds or ever exceeded $200, in lieu of receiving a distribution as provided in Subsection 10.7(a), a Participant shall have the option of electing to have all or a part of that portion of such distribution as is an "eligible rollover distribution" and which, but for the transfer, would be includible in the Participant's gross income, paid directly to an "eligible retirement plan" if such Participant specifies the "eligible retirement plan" to which such distribution is to be paid in accordance with such rules and regulations as the Trustee shall adopt. For purposes of this Section, an "eligible rollover distribution" has the meaning given such term by Code Section 402(f)(2)(A) and an "eligible retirement plan" has the meaning given such term by Code Section 402(c)(8)(B), except that a qualified trust shall be considered an eligible retirement plan only if it is a defined contribution plan, the terms of which permit the acceptance of transfers.

                  (c) Installment distributions shall be made in cash and charged against the value of the withdrawing Participant's subaccount in each of the Investment Funds proportionately. Such installments shall be taken from the Participant's Account in the following order:

                          (1)     Tax Deferred Account (including rollovers);

                          (2)     Pre-1987 After-Tax Account;

                          (3)     Post-1986 After-Tax Account;

                          (4)     Company Match Account; and

                          (5)     Discretionary Contribution Account.

                  Lump sum distributions will be made in cash; provided, however, Participants who elect immediate lump sum distributions pursuant to
(a)(1) above whose Accounts are invested in the Western National Stock Fund at the time distribution is to commence may elect to receive cash or the number of shares equal to the value of the selected Investment Fund. The minimum number of shares that can be elected from either of the above Funds is 50. For purposes of determining the number of shares to distribute, the shares shall be valued on the last day of the calendar quarter ending immediately prior to the calendar quarter in which distribution is to be made.

         10.8     MANNER OF DISTRIBUTION AND TIMING OF DEATH DISTRIBUTIONS.
The distribution of a deceased Participant's Account will be made as soon as possible after the end of the calendar quarter during which the benefits become due if the deceased Participant's Account is not and never was in excess of $3,500. If the deceased Participant's Account exceeds or ever exceeded $3,500, distribution shall be made as soon as practicable after the end of the calendar quarter during which the beneficiary requests distribution. Payments will be made in a lump sum; provided, however, notwithstanding anything herein to the contrary, if the distribution of a Participant's Account has begun pursuant to
Section 10.7(a) (3) and the Participant dies after the required commencement date under Section 10.6 but before the Participant's entire Account has been distributed, the remaining portion of the Participant's Account shall be distributed at least as rapidly as under the method in effect on the date of the Participant's death.

                  If a Participant dies before he receives distribution of his accounts, the Participant's Account shall be distributed within 5 years after the date of the Participant's death. If the Participant designates his surviving spouse as his beneficiary, however, the distribution need not be made earlier than the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before distribution is made, this Section 10.8 shall be applied as if the surviving spouse was the Participant.

         10.9 LIMITATION ON BENEFITS AND DISTRIBUTIONS. All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order" as those terms are defined in Code Section 414(p).

         10.10 DISTRIBUTIONS PAYABLE TO INCOMPETENTS. If any person entitled to distribution payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator shall otherwise be unable to apply such payments to his own best interest and advantage, the Administrator in the exercise of his discretion, may direct all or any portion of such payments to be made in any one or more of the following ways:

                  (a)     Directly to such person;

                  (b)     To his legal guardian or conservator; or

                  (c) To his spouse or to any other person, to be expended for his benefit.

                  The decision of the Administrator will, in each case, be final and binding upon all persons, and the Administrator shall not be obliged to see to the proper application or expenditure of any payment so made. Subject to the claims review provisions of Section 13.2, any payment made pursuant to the power herein conferred upon the Administrator shall operate as a complete discharge of all obligations under the Plan as to such payments.

         10.11 DISTRIBUTION OF BEFORE-TAX DEPOSITS. Except as otherwise provided in Section 6.4, in no event may a Participant's before-tax deposits be distributed earlier than:

                  (a) a Participant's separation from service, death, or disability.

                  (b) termination of the Plan without establishment of a successor plan;

                  (c) the date of the sale by the Employer of substantially all the assets (within the meaning of section 409(d)(2) of the Code) used by the Employer in a trade or business of the Employer with respect to an Employee who continues employment with the corporation acquiring such assets.

                  (d) the date of the sale by the Employer of the Employer's interest in a subsidiary (within the meaning of section

409(d)(3) with respect to an Employee who continues employment with such subsidiary; or

         (e)      the attainment of age 59 1/2.

                                   ARTICLE 11
                                NONASSIGNABILITY

         It is a condition of the Plan to which all rights of any person shall be subject, that payments hereunder shall be made only to those persons entitled thereto under the terms of this Plan, and no right or interest in the Plan or Trust shall be transferable or assignable; such right or interest may not be anticipated, charged or encumbered, and shall not be subject to or reached by any legal or equitable process (including execution, garnishment, attachment, pledge or bankruptcy) in satisfaction of any debt, liability, or obligation prior to its receipt; provided, however, that notwithstanding any provisions of the Plan or Trust to the contrary, compliance with a domestic relations order of a court of competent jurisdiction which the Administrator finds to be a "qualified domestic relations order" within the meaning of the Code shall not be prohibited hereunder and shall satisfy all provisions of the Plan and Trust.

                                   ARTICLE 12
                                TRUST AGREEMENT

         The Company has entered into the Trust with the Trustee establishing a Trust to fund and implement the Plan. The Trust shall be deemed to form a part of the Plan and any and all rights and benefits which may accrue to any person under the Plan shall be subject to all of the terms and provisions thereof.

                                   ARTICLE 13
                         MANAGEMENT AND ADMINISTRATION

         13.1 ADMINISTRATOR The Company shall be the Administrator of the Plan. The Administrator, and its delegates, shall have full power and authority, within the limits of the Plan, to supervise the operation and
administration of the Plan.   The Administrator,  and its delegatees,  shall
from time to time establish rules for the administration of the Plan including the establishment of procedures for making claims and appealing decisions under the Plan. The Administrator, and its delegatees, shall have the exclusive and final right to interpret the Plan, and decide any matters arising hereunder in the administration and the operation of the Plan, in its complete discretion, and any interpretations or decisions so made will be conclusive and binding on any persons having an interest in the Plan. The Company shall be deemed to be the "named fiduciary" under the Plan within the meaning of ERISA, and the Administrator shall be deemed to be the "named plan administrator."

         13.2 CLAIMS REVIEW PROCEDURE. A Participant or beneficiary shall make all claims for benefits under the Plan in writing addressed to the Administrator at the address of the Administrator. Each claim shall be reviewed by the Administrator within a reasonable time after it is submitted, but in no event longer than 90 days after it is received by the Administrator. If a claim is wholly or partially denied, the claimant shall be sent written notice of such fact within 14 days of the denial. The denial notice, which shall be written in a manner calculated to be understood by the claimant, shall contain
(a) the specific reason or reasons for the denial, (b) specific reference to pertinent Plan provisions on which the denial is based, (c) a description of any additional material information necessary for the claimant to perfect his claim and an explanation of why such material or information is necessary, and
(d) an explanation of the Plan's claim review procedure.

                  Within 60 days after receipt by the claimant of written notice of the denial, the claimant or his duly authorized representative may appeal such denial by filing a written application for review with the Company. Such application shall be addressed to the Company and may include a statement of the issues and other comments. Each such application shall state the grounds upon which the claimant seeks to have the claim reviewed. The claimant or his representative shall have access to all pertinent documents relative to the claim for the purpose of preparing the application. The individual or individuals appointed by the Company shall then review the decision and notify the claimant in writing of the results of the redetermination within 60 days of receipt of the application for review, which decision shall be in writing, written in a manner calculated to be understood by the claimant and include specific reasons for the decision and specific reference to the pertinent Plan provisions on which the decision is based. The 60 day period for the decision of the individual or individuals appointed by the Company may be extended if specific circumstances require an extension of time for processing, in which case the decision shall be rendered as soon as possible, but no later than 120 days after receipt of the application for review.

         13.3 DELEGATION. The Administrator shall have the right, from time to time, to delegate in writing to any person or persons, subject to such terms, conditions and restrictions as they may prescribe, such of its rights, powers, authorities, discretions and duties hereunder, except those dealing with interpretation of the provisions of the Plan, as it shall determine; and all actions taken by any such person or persons pursuant to and in accordance with any such delegations shall be effective and binding upon all parties to the same extent as though taken by the Administrator.

         13.4 EXPENSES OF ADMINISTRATION. All expenses and liabilities incurred in connection with the administration of the Plan may be paid by the Employer, but if not so paid shall be paid from the Trust.

                                   ARTICLE 14
                          COMPANY AND EMPLOYER RIGHTS

         14.1 COMPANY'S INTEREST IN TRUST. The Trust and Plan hereby created shall be maintained for the exclusive benefit of Participants and their beneficiaries, and is intended to qualify under Code Sections 401(a) and 501(a) and under ERISA, as amended from time to time. In no event shall the Company or any other employer have any right, claim, or beneficial or reversionary interest in any Trust assets, and the Trustee shall make no payment or other distribution to the Company or any other employer except to repay loans made by the Company to the Trust and interest thereon, or taxes which the Company or any other employer is obligated to withhold and remit to tax collecting agencies and to return to the Company or any other employer a contribution made by a mistake of facts within one year of such contribution; but nothing contained in the Trust agreement shall be construed to impair the Company's right to see to the proper administration of the Trust in accordance with Plan provisions.

         14.2 INSPECTION OF RECORDS. The Company shall have the right to have the books, accounts and records of the Trustee examined at any time, or from time to time, by such accountants, attorneys, agents or employees as the Company may select, and to make such copies of, or extracts from, such books, accounts and records as the Company desires. The cost of such examination and report shall be paid by the Company.

         14.3 AMENDMENT. The Company alone reserves the right by action of the Board to amend the Plan at any time, and from time to time, except that no amendment shall be made to the Plan which reduces a Participants' accrued benefit. The Company shall promptly notify the Trustee of any amendment. However, the Trustee's duties and responsibilities may not be increased without their consent, and no such amendment shall vest in the Company or any other employer any right, title or interest in and to Trust assets, divest Participants or their beneficiaries of any vested rights in their accounts, or allow any part of Trust assets to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their beneficiaries within the meaning of the Code and ERISA, as amended from time to time, except to the extent necessary to conform the Plan and Trust to the requirements of any applicable future legislation, regulation or other rule of law.

         14.4 EMPLOYMENT RIGHTS. This Plan shall not be construed to create a contract of employment between an Employer and any Participant, to create a right in any Participant to be continued in employment, or to limit an Employer's right to discharge any Participant with or without cause.

         14.5 COMPANY AND EMPLOYER LIABILITY. Neither the Company nor any other Employer does in any manner guarantee that the Trust will not sustain losses, that Trust assets will not depreciate or that the value of the Trust may not otherwise be reduced.

                                   ARTICLE 15
                            PARTICIPATING EMPLOYERS

         15.1 ADOPTION BY OTHER EMPLOYERS. Notwithstanding anything herein to the contrary, with the consent of the Company, any other corporation or entity, whether an Affiliate or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed separate document or by executing this document evidencing said intent and will of such Participating Employer.

         15.2     REQUIREMENTS OF PARTICIPATION EMPLOYERS.

                  (a) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

                  (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust all contributions made by the Company and Participating Employers, as well as all increments thereof.

                  (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Company or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Account as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

                  (d) All rights and values forfeited by termination of employment shall inure only to the benefit of the Employee-Participants of the Participating Employer by which the forfeiting Participant was employed, except if the forfeiture is for an Employee whose Employer is a member of an affiliated or controlled group, then said forfeiture shall be allocated, based on Compensation to all Participant's Accounts or Participating Employer who are members of the affiliated or controlled group. Should an Employee of one ("First") Employer be transferred to anassociated ("Second") Employer (the Employer, an affiliate or subsidiary), such transfer shall not cause his Account balance (generated while an Employee of "First" Employer) in any manner or by any amount to be forfeited. Such Employee's Participant Account balance for all purposes of the Plan, including length of service, shall be considered as though he had always been employed by the "Second" Employer and as such had received contributions, forfeitures, earnings or losses, and appreciation or depreciation in value of assets totaling amount so transferred.

                  (e) Any expenses of the Trust which are to be paid by the Employer or borne by the Trust shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total amount standing to the credit of all Participants.

         15.3 DESIGNATION OF AGENT. Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Company as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

         15.4 EMPLOYEE TRANSFERS. It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

         15.5 PARTICIPATING EMPLOYER'S CONTRIBUTION. All contributions made by a Participating Employer, as provided for in this Plan, shall be determined separately by each Participating

Employer, and shall be paid to and held by the Trustee for the exclusive benefit of the Employees of such Participating Employer and the beneficiaries of such Employees, subject to all the terms and conditions of this Plan. Any forfeiture by an Employee of a Participating Employer subject to allocation during each Plan Year shall be allocated only for the exclusive benefit of the Participants of such Participating Employer in accordance with the provisions of this Plan. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the
Employees of each participating Employer.   The Trustee may, but need not,
register contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

         15.6 DISCONTINUANCE OF PARTICIPATION. Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign contracts and other Trust assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees. If no successor is designated, the Trustee shall retain such assets for the employees of said Participating Employer. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

         15.7 ADMINISTRATOR'S AUTHORITY. The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

         15.8 PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE. If any Participating Employer is prevented in whole or in part from making a contribution to the Trust which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then, pursuant to Code Section 404(a)(3)(B), so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by the other Participating Employers who are members of the same affiliated group within the meaning of Code Section 1504 to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total accumulated earnings or profits remaining after adjustment for its contribution of the Plan made without regard to this paragraph which the total prevented contribution bears to the current and accumulated earning or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan, without regard to this paragraph.

                  A Participating Employer on behalf of whose employees a contribution is made under this paragraph shall not reimburse the contributing Participating Employers.

                                   ARTICLE 16
                           CONDITION OF QUALIFICATION

         This Plan is established and contributions thereto are made on the condition that it shall be approved and qualified by the Internal Revenue Service as meeting the requirements of the Internal Revenue Code and Regulations issued thereunder with respect to employee benefit plans. If it is determined by the Internal Revenue Service that this Plan is not so approved and qualified and if this Plan is not amended so as to be approved and qualified or if the Company elects to litigate the issue of qualification and if it is finally determined that this Plan is not qualified or if the Company abandons the litigation, then at the Company's election the interest of all then living Participants and beneficiaries under this Plan shall cease and terminate to the same extent as though this Plan had not been executed and the Trustees shall pay to the Company all amounts in the Trust less the costs and expenses of the Trust.

                                   ARTICLE 17
                                  TERMINATION

         17.1 EVENT OF TERMINATION. The Company alone reserves the right to terminate the Plan and Trust by giving written notice to the Trustee at any time, in which event there shall be no Employer duty to make contributions to the Trust for the year in which such notice is given. A permanent discontinuance of Employer contributions shall constitute a termination of the Plan as to the Employees of the Employer. However, the Employer reserves the right to suspend its contribution for any year, without terminating the Plan, by providing written notice to the Trustee not less than thirty days prior to the beginning of such year.

         17.2 EFFECT OF TERMINATION. Upon the termination or partial termination of the Plan and Trust, each Participant affected by such termination or partial termination or his beneficiary or beneficiaries, as to the case may be, shall be entitled to 100% of his account, determined on the termination date as if it were a Valuation Date. Distribution, in the event of a termination or partial termination of the Plan, shall be made by the Trustee in one sum or in substantially equal installments during a period not exceeding one year following such termination. In the case of complete termination, when all Trust assets have been distributed, the Trustee shall be discharged, but the Trust shall nevertheless continue as a legal entity during the period for the purpose of distributing all property to the persons entitled thereto.

                                   ARTICLE 18
                     TRANSFERS, MERGERS AND CONSOLIDATIONS

         The Plan may not merge or consolidate with, or transfer its assets or liabilities to, any other plan unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

                                   ARTICLE 19
                                   SUCCESSORS

         This Plan shall be binding upon all persons entitled to distributions hereunder, their respective heirs, next-of-kin and legal representatives; and upon the Employer, its successors and assigns.

                                   ARTICLE 20
                          INTERPRETATION OF AGREEMENT

         20. 1 INTERPRETATION OF PLAN. The Administrator may, from time to time, adopt resolutions for carrying out the purposes of the Plan. All questions of interpretation of the Plan, or amendments thereto, or the resolutions pertaining thereto, or relating to any matter of accounting, values, profits or any other matters or differences which may arise, shall be determined solely by the Administrator, and except as otherwise provided in
Section 14.1, the decisions of the Administrator shall be final and conclusive upon all Participants and their beneficiaries hereunder.

         20.2 FORMS. The Administrator may prescribe or provide for appropriate forms to be used by Participants of the Plan.

         20.3 APPLICABLE LAW. Since the Company's principal office and the Administrator's domicile are in the State of Texas and since it is contemplated that the situs of administration of the Plan will continue in such State, all rights under the Plan shall be governed, construed and administered in accordance with the laws of the State of Texas to the extent such law is not superseded by ERISA.


                                               WESTERN NATIONAL CORPORATION


                                               By:  /s/ Richard W. Scott
                                                  ------------------------------
                                                  Its:  Richard W. Scott
                                                        Executive Vice President

ATTEST:


/s/ Dwight L. Cramer
--------------------
    Dwight L. Cramer
    Secretary

                                   APPENDIX I

                              TOP-HEAVY PROVISIONS


         (I) TOP-HEAVY PROVISIONS. If the Plan is or becomes a Top-Heavy Plan in any Plan Year, the provisions of this Appendix I will supersede any conflicting provisions in the Plan.

         (II) DEFINITIONS OF TERMS. For purposes of this Appendix I, the following words and terms shall have the respective meanings hereinafter set forth unless a different meaning is clearly required by context.

                  (a) DETERMINATION DATE. For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

                  (b) DETERMINATION PERIOD. The Plan Year containing the determination Date and the four preceding Plan Years.

                  (c) KEY EMPLOYEE. Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the Determination Period was:

                          (1)     An officer of the Employer or its Affiliates
whose annual Compensation is greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for such Plan Year; provided, however, that no more than the lesser of:

                                  (A)      50 Employees, or

                                  (B)      the greater of (i) three (3)
Employees or (ii) ten percent (10%) of all Employees, shall be treated as officers, and such officers shall be those with the highest annual Compensation in the five-year period.

                          (2)     An owner (or considered an owner under
Section 318 of the Internal Revenue Code) of one of the ten largest interests in the Employer if such individual's Compensation exceeds the dollar limitation under Section 415(c)(1)(A) of the Internal Revenue Code (if two (2) Employees have the same interest in the Employer, the Employee having greater annual Compensation shall be treated as having a larger interest);

                          (3)     A five percent (5%) owner of the Employer; or

                          (4)     A one percent (1%) owner of the Employer who
has an annual Compensation of more than One Hundred Fifty Thousand Dollars ($150,000).

                                  The determination of who is a Key Employee
will be made in accordance with Section 416(i)(1) of the Internal Revenue Code and the regulations thereunder.

                  (d)     NON-KEY EMPLOYEE.  An Employee who is not a Key
Employee.

                  (e) PERMISSIVE AGGREGATION GROUP. The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Internal Revenue Code.

                  (f) PRESENT VALUE OF ACCRUED BENEFITS. Present Value of Accrued Benefits shall be based on the interest and mortality rates specified in the defined benefit plan for determining the top-heavy status of the Plan. If the defined benefit plan does not specifically provide for this determination, the Present Value of Accrued Benefits shall be based on 5% interest per annum and, on the 1984 Unisex Pension mortality tables.

                  (g)     REQUIRED AGGREGATION GROUP.

                          (1)     Each Qualified Plan of the Employer in which
at least one Key Employee participates; and

                          (2)     Any other Qualified Plan of the Employer
which enables a plan described in (1) to meet the requirements of Section 401(a)(4) and 410 of the Internal Revenue Code.

                  (h) TOP-HEAVY PLAN. This Plan is a Top-Heavy Plan if any of the following conditions exist:

                          (1)     If the Top-Heavy Ratio for this Plan exceeds
sixty percent (60%) and this Plan is not part of any Required Aggregation of Group or Permissive Aggregation Group of plans;

                          (2)     If this Plan is a part of a Required Aggre-
gation Group of plans (but which is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%); or

                          (3)     If this Plan is a part of a Required
Aggregation Group of plans and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

                  (i)     TOP-HEAVY RATIO:

                          (1)     If the Employer maintains one or more defined
contribution plans (including any Simplified Employee Pension Plan) and the Employer has never maintained any defined benefit plan which has covered or could cover a Participant in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the Accounts of all Key Employees as of the Determination Date (including any part of any account distributed in the five-year period ending on the Determination Date and any amount distributed in the five-year period ending on the Determination Date from a terminated plan which, if it has not been terminated, would have been part of a Required Aggregation Group), and the denominator of which is the sum of all Accounts (including any part of any Account distributed in the five-year period ending on the Determination Date) of all Participants as of the Determination Date. However, if an individual has not been an Employee with respect to the Plan and has not received Compensation from the Employer during the five-year period ending on the Determination Date, the Account of that individual shall be disregarded. Both the numerator and denominator of the Top-Heavy Ratio are adjusted to reflect any contribution which is due but unpaid as of the Determination Date.

                          (2)     If the Employer maintains one or more defined
contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one nor more defined benefit plans which have covered or could cover a Participant in this Plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of Accounts under the defined contribution plans for all Key Employees and the Present Value of Accrued Benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the Accounts under the defined contribution plans for all Participants and the Present Value of Accrued Benefits under the defined benefit plans for all Participants. Both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an Account or an Accrued Benefit made in the five-year period ending on the Determination

Date and any contribution due but unpaid as of the Determination Date, and any amount distributed in the five-year period ending on the Determination Date from a terminated plan which, if it had not been terminated, would have been part of a Required Aggregation Group. However, if an individual has not been an Employee with respect to the Plan and has not received Compensation from the Employer during the five-year period ending on the Determination Date, the Account and the Accrued Benefit of that individual shall be disregarded.

                          (3)     For purposes of (1) and (2) above, the value
of Accounts and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve-monthly period ending on the Determination Date. The Accounts and Accrued Benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which Distributions, Rollovers, and Transfers are taken into account will be made in accordance with Section 416 of the Internal Revenue Code and the regulations thereunder. Deductible Employee Contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of Accounts and Present Value of Accrued Benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

         (III) MINIMUM VESTING SCHEDULE. For any Plan Year in which this is a Top-Heavy Plan, the following vesting schedule shall apply:

                     Years of                               Vested Percentage
                     Service                                 (Nonforfeitable)
                     -------                                 ----------------
                       0-1                                          0%
                       2                                           20%
                       3                                           40%
                       4                                           60%
                       5                                           80%
                       6 or more                                  100%

                 The minimum vesting schedule applies to all accounts within the meaning of Section 411(a)(7) of the Internal Revenue Code except those attributable to Employee contributions, including allocations credited before the Effective Date of Section 416 and allocations credited before the Plan became a Top-Heavy Plan. Further, no reduction in vested Accounts may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year. However, this section does not apply to the Account of any Employee who does not have an Hour-of-Service after the Plan has initially become a Top-Heavy Plan and such Employee's Account attributable to Employer contributions will be determined without regard to this section.

                 If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of a change in Top-Heavy Plan status, such shift is an amendment to the vesting schedule and the election below applies:

                 (a) If the vesting schedule under this Plan is amended, each Participant who has completed at least three (3) years of Credited Service may elect, during the election period specified in Section III(b), to have the vested percentage of his or her Account determined without regard to such amendment.

                 (b) For the purpose of Section III(a), the election period shall begin as of the date on which the amendment changing the vesting schedule is adopted, and shall end on the latest of the following dates:

                          (1)     The date occurring sixty (60) days after the
Plan amendment is adopted; or

                          (2)     The date which is sixty (60) days after the
day on which the Plan amendment becomes effective; or

                          (3)     The date which is sixty (60) days after the
day the Participant is issued written notice of the Plan amendment by the Plan Administrator; or

                          (4)     Such later date as may be specified by the
Plan Administrator.

                 The election provided for in this Section III shall be made in writing and shall be irrevocable when made.

                 For the purposes of Section III and IV, years of Credited Service shall not include:

                 (a)      years of Credited Service before age 18; or

                 (b) years of Credited Service during which the Employer did not maintain the Plan or a predecessor plan.

         (IV) CHANGE IN TOP-HEAVY STATUS. If the Plan becomes a Top-Heavy Plan and subsequently ceases to be a Top-Heavy Plan, the vesting schedule in
Section III shall continue to apply in determining the vested percentage of any Participant who had at least three (3) years of Credited Service as of the last day of the last Plan Year during which the Plan is a Top-Heavy Plan.

                 For Participants with less than three (3) years of Credited Service, the schedule in Section III shall apply only to their Accounts as of the last day of the last Plan Year during which the Plan is a Top-Heavy Plan.

         (V) MAXIMUM BENEFIT EXCEPTION. Notwithstanding anything herein to the contrary, in any Plan Year in which a Non-Key Employee is a Participant in a Plan that is Top-Heavy, the minimum contribution benefit shall be made in accordance with the provisions of Code Section 416(c)(2).

         (VI) NONDUPLICATION OF TOP-HEAVY MINIMUM BENEFITS. Not-withstanding anything herein to the contrary, in any Plan Year in which a Non-Key Employee is a Participant in both this Plan and a defined benefit plan, and both such plans are Top-Heavy Plans, the Employer shall not be required to provide a Non-Key Employee with both the full separate minimum defined contribution plan allocations and the full separate defined benefit plan benefit. Therefore, the Employer may satisfy the minimum benefit requirement of Internal Revenue Code Section 416(c)(1)(E) for the Non-Key Employee by providing any combination of benefits and/or contributions that satisfy any one of the four safe harbor rules of Regulation 1.416-l(m-12)

         (VII)   MINIMUM BENEFIT.

                 (a) Except as otherwise provided in (c) and (d) below, the Employer contributions and forfeitures allocated on behalf of any Participant who is a Non-Key Employee shall not be less than the lesser of three percent (3%) of such Participant's Compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy
Section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the first $200,000 (adjusted as permitted under Code Section 415(d)) of the Key Employee's Compensation, allocated on behalf of any Key Employee for that Plan Year. The minimum allocation is determined without regard to any social security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because of (i) the Participant's failure to complete 1,000 Hours of Service, or (ii) the Participant's failure to make mandatory Employee contributions to the Plan, or (iii) Compensation less than a stated amount.

                 (b) For purposes of computing the minimum allocation, Compensation will mean compensation as defined in Regulation Section 1.416-1.

                 (c) The provision in (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

                 (d) The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in such other plan or plans that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

                    AMENDMENT NO. 1 TO THE WESTERNSAVE PLAN



         This Amendment No. 1 to the WesternSave Plan is made this 8th day of August, 1994 by Western National Corporation (the "Employer").

                                R E C I T A L S

         Effective April 1, 1994, the Employer adopted the WesternSave Plan (the "Plan"), intending that it comply with the applicable provisions of the Internal Revenue code. The Employer, pursuant to the powers reserved to it in the Plan hereby adopts this Amendment No. 1 to the Plan effective April 1, 1994.

                                   AMENDMENT

         1. Section 2.1(f) of the Plan is hereby amended by adding the following paragraphs to the end thereof to read as follows:

                 In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the SBRA '93 annual compensation limit. The SBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year.

         2. Section 10.7 of the Plan is hereby amended by adding a new subsection 10.7(c) to immediately follow subsection 10.7(b) to read as follows:

                          (c) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this subsection, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement Plan specified by the distributee in a direct rollover. For purposes of this subsection, the following terms shall have the following meaning:

                    (1)  ELIGIBLE ROLLOVER DISTRIBUTION.  An
         eligible rollover distribution is an distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee or the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).

                                  (2)  ELIGIBLE RETIREMENT PLAN.  An eligible
         retirement plan is an individual retirement account described in Code
         Section 408(a), an individual retirement annuity described in Code
         Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                                  (3) DISTRIBUTEE. A distributee includes an
         Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributee with regard to the interest of the spouse or former spouse.

                                  (4) DIRECT ROLLOVER. A direct rollover is a
         payment by the Plan to the eligible retirement Plan specified by the distributee.

                          If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                             (i)  The Administrator clearly informs the
         Employee that the Employee has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect distribution and, if applicable, a particular distribution option; and

                             (ii)  the Employee, after receiving the
         notice, affirmatively elect a distribution.

         3. Section VII(a) of Appendix I of the Plan is hereby amended by adding a new sentence immediately following the first sentence thereof to read as follows:

                 Compensation may not exceed $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B).

         4. In all other respects the Plan, as amended herein, is hereby ratified and confirmed.

         IN WITNESS WHEREOF, Western National Corporation has caused this agreement to be executed upon the signatures of its duly qualified officers who have hereto set their hands as of the date first set forth above.




                                           WESTERN NATIONAL CORPORATION


ATTEST:

                                           By:     /s/  Michael J. Poulos
                                                   -----------------------------
/s/ Dwight L. Cramer                               Michael J. Poulos, President
--------------------
Dwight L. Cramer, Secretary

                             AMENDMENT NO. 2 OF THE
                                WESTERNSAVE Plan



         This Amendment No. 2 to the WesternSave Plan is made this 8th day of February, 1995 by Western National Corporation (the "Employer").

                                R E C I T A L S

         Effective April 1, 1994, the Employer adopted the WesternSave Plan (the "Plan"), amended by an Amendment No. 1 effective April 1, 1994, intending that it comply with the applicable provisions of the Internal Revenue Code. The Employer, pursuant to the powers reserved to it in the Plan hereby adopts this Amendment No. 2 to the Plan effective April 1, 1994.

                                   AMENDMENT

         1. The first sentence of Section 2.1(i) of the Plan is hereby amended to read as follows:

                 Any person who is employed by the Company, and any person who is employed by any Participating Employer excluding any independent contractor.

         2.      Section 3.1 of the Plan is hereby amended to read as follows:

                 3.1 PARTICIPATION. Each Employee, other than an Employee who is included in a unit of employees covered by a collective bargaining agreement for whom retirement benefits were the subject of good faith bargaining unless the collective bargaining agreement provides for said individual's participation in this Plan, shall be eligible to become a Participant in the Plan on the first day of the calendar quarter immediately following the date he has completed six months of service or on the first day of any calendar quarter thereafter. Eligible Employees shall become Participants in the Plan upon the first day of the calendar quarter immediately following completion of the enrollment application prescribed by the Plan Administrator.

                          For purposes of this Section 3.1, an Employee will be deemed to have completed six months of service if he is in the employment of the Employer on the day which is six months after his employment commencement date.

         Employment commencement date shall be the first day that the Employee is entitled to be credited with an Hour of Service.

         3. Subsection 6.1(c) of the Plan is hereby amended by adding the following sentence at the end thereof to read as follows:

                 Provided, however, for Plan Years beginning on or after January 1, 1994, such compensation shall not exceed $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B).

         4. Subsection 6.1(d) of the Plan is hereby amended to read as follows:

                 (D) REDUCTION IN ANNUAL ACCOUNT ADDITIONS. If in any Plan Year a Participant's Annual Account Additions exceed the applicable limitation determined under Subsection (b) above, by reason of a reasonable error in estimating a Participant's compensation, as a result of the allocation of forfeitures, or under other limited facts and circumstances that the Commissioner finds justify the availability of the rules set forth in Regulation 1.415-6(b)(6), such excess (referred to herein as the "Annual Account Excess") shall be treated in the following manner:

                     (1) The Participant's after-tax contributions, if any, under "any defined contribution plan" shall be refunded, up to the amount of the annual Account Excess.

                     (2) If there is any remaining Annual Account Excess after the application of paragraph (1) above, the Participant's before-tax deposits and any Employer Matching Contributions relating thereto for that year shall be reduced proportionately, up to the remaining amount of the Annual Account Excess, and such before-tax deposits shall be returned to the Participant.

                     (3) If there is any remaining Annual Account Excess after the application of paragraphs (1) and (2) above, the Participant's share of Employer or other Affiliate contributions allocated to the Participant under any other defined contribution plan for that year shall be reduced in accordance with such plan, up to the remaining amount of the Annual Account Excess.

                     (4) Any reduction in such a Participant's allocation of Employer matching contributions under paragraph (2) above shall be deemed to be a forfeiture for such Plan Year and used to reduce Employer matching contributions.

         5. The fourth paragraph of Section 6.4 is hereby amended to read as follows:

                     The Administrator shall cause the amount of Excess Contributions (and income allocable thereto) attributable to each affected Participant to be returned to such Participant not later than the end of the Plan Year following the Plan Year as of which the Excess Contributions arose. Any matching contributions which relate to any such returned before-tax deposits shall be forfeited. Forfeitures of Excess Contributions shall be allocated in accordance with Section 5.3, however, no such forfeiture may be allocated to a Highly compensated Participant whose contributions are reduced pursuant to this Section 6.4. The Administrator shall use its best efforts to cause the amount of Excess Contributions (and any income allocable thereto) attributable to each affected Participant to be returned to such Participant within two and one-half (2 1/2) months following the end of the Plan Year as of which the Excess Contributions arose. The income allocable to the Excess Contributions of each affected Participant is equal to the sum of (a) the income allocable to the Account of the affected Participant for the applicable Plan Year, and (b) the income allocable to the Account of the affected Participant for the period between the end of the applicable Plan Year and the date of distribution with the sum of (a) and (b) being multiplied by a fraction. The numerator of the fraction is the Excess Contribution attributable to each affected Participant and the denominator of the fraction is the closing balance (inclusive of any income), as of the end of the applicable Plan Year, of the Participant's Account containing the Excess Contributions.

         6. The second paragraph of Section 6.6 of the Plan is hereby deleted in its entirety and a new paragraph is hereby added to read as follows:

                 If it appears that there will be Excess Aggregate Contributions as of the end of any Plan Year, the Administrator shall inform the Employer. The Employer, in its discretion, may make an additional matching Employer contribution which shall be allocated to the Accounts of all Participants who are not Highly Compensated Employees. In lieu of making an additional matching Employer contribution, the Employer may make a supplemental contribution to be allocated to the Accounts of all Non-Highly Compensated Participants. Any additional matching Employer contribution or supplemental contribution made shall first be allocated to the Participant who received the least amount of Compensation from the Employer during the Plan Year for which the additional matching Employer contribution or supplemental contribution is made, in an amount up to ten percent (10%) of such Participant's Compensation for such Plan Year. In the event that the additional matching Employer contributions or supplemental contributions made on behalf of such Participant does not enable the Plan to pass the Actual Contribution Percentage test, then failsafe contributions will be allocated to the Participant with the next lowest Compensation for such Plan Year in an amount up to ten percent (10%) of such Participant's Compensation for such Plan Year. This allocation procedure will be repeated until the Actual Contribution Percentage test is satisfied. The allocation of an additional matching Employer contribution or a supplemental contribution to the Participant Account of an affected Participant is subject to the Code Section 415 limits. If the Employer chooses to make an additional matching Employer contribution or a supplemental contribution in an amount less than that required to completely eliminate all Excess Aggregate Contributions, the remaining Excess Aggregate Contributions shall be disposed of in the manner hereinafter described.

         7.      Article 16 of the Plan is hereby amended to read as follows:

                                   ARTICLE 16
                           CONDITION OF QUALIFICATION

                 This Plan is established and contributions thereto are made on the condition that it shall be initially approved and qualified by the Internal Revenue Service as meeting the requirements of the Internal Revenue Code and Regulations issued thereunder with respect to employee benefit plans. If it is determined by the Internal Revenue Service that this Plan is not so approved and initially qualified and if this Plan is not amended so as to be approved and initially qualified or if the Company elects to litigate the issue of initial qualification and if it is finally determined that this Plan is not initially qualified or if the Company abandons the litigation, then at the Company's election the interest of all then living Participants and beneficiaries under this Plan shall cease and terminate to the same extent as though this Plan had not been executed and the Trustee shall pay to the Company all amounts in the Trust less the costs and expenses of the Trust.

         8. The first sentence of Section 17.2 of the Plan is hereby amended to read as follows:

                 Except as otherwise provided in Section 10.11, upon the termination or partial termination of the Plan and Trust, each Participant affected by such termination or partial termination or his beneficiary or beneficiaries, as the case may be, shall be entitle to 100% of his account, determined on the termination date as if it were a Valuation Date.

         9. Subsection II(g)(2) of the Appendix I of the Plan is hereby amended to read as follows:

                 (2) Any other Qualified Plan of the Employer which is necessary to enable a plan described in (1) above to meet the requirements of Code Section 401(a)(4) or 410.

         10. In all other respects the Plan, as amended herein, is hereby ratified and confirmed.

         IN WITNESS WHEREOF, Western National Corporation has caused this agreement to be executed upon the signatures of its duly qualified officers who have hereto set their hands as of the date first set forth above.


                                           WESTERN NATIONAL CORPORATION

ATTEST:
                                           By:     /s/ Michael J. Poulos
                                                   -----------------------------
/s/ Dwight L. Cramer                               Michael J. Poulos, President
-----------------------
Dwight L. Cramer, Secretary

                                                                  EXECUTION COPY

                             AMENDMENT NO. 3 TO THE
                                WESTERNSAVE PLAN


         WHEREAS, WESTERN NATIONAL CORPORATION (the "Company") has heretofore adopted the WESTERNSAVE PLAN (the "Plan") for the benefit of its eligible employees; and

         WHEREAS, the Company desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan shall be amended as follows, effective as herein provided:

I.       Effective as of January 1, 1994:

         1. The following shall be added to the end of the first paragraph of Section 2.1(f) of the Plan:

        "Further, for purposes of Section 4.1 only, Compensation shall not include any bonus payments."

         2.      The words "active and contributing to the Plan pursuant to
Section 4.1 on the last day of the Plan Year or who is on an authorized leave of absence" shall be deleted in each place such words appear in Section 5.1 of the Plan and the words "an Employee on the last day of the Plan Year" shall be substituted therefor in each such place.

         3. Section 9.4(a) of the Plan shall be deleted and the following shall be substituted therefor:

                 "(a)             A loan may be requested only by (1) any
         Participant who is an Employee or (2) any Participant no longer employed by the Employer, a beneficiary of a deceased Participant or an alternate payee under a qualified domestic relations order, as that term is defined in Section 414(p)(8) of the Code, who retains an Account balance under the Plan and who is a party-in-interest, as that term is defined in section 3(14) of ERISA, as to the Plan. An individual who is eligible to request a loan under this paragraph shall be hereinafter referred to as a `Participant' for purposes of this Section 9.4."

        4.       The following shall be added to the end of Section 13.1 of the
Plan:

        "The Administrator may from time to time and in its discretion, which discretion shall be exercised in a uniform and nondiscriminatory manner, reduce or waive one or more of the 30-day notice periods set forth in Sections 4.2, 7.2, and 7.3."

II.      Effective as of January 1, 1995:

         A. The cross-reference to "Section 5.4" in Section 5.3 of the Plan shall be deleted and a cross-reference to "Section 10.4(b)" shall be substituted therefor.

         B. Section 5.4 of the Plan shall be deleted and the following shall be substituted therefor:

         "5.4    INTENTIONALLY OMITTED."

         C. The second, third, and fourth sentences of Section 7.1 of the Plan shall be deleted and the following shall be substituted therefor:

        "Except as otherwise provided elsewhere, each Participant shall designate, in accordance with the procedures established from time to time by the Administrator, the manner in which all other amounts allocated to his Account shall be invested from among the investment funds made available from time to time by the Administrator for such purpose. With respect to the portion of a Participant's Account as is subject to investment direction, such Participant may designate one of such investment funds for all of such amounts subject to investment direction or he may split his investment designation among such investment funds in such increments as the Administrator may prescribe. If a Participant fails to properly elect to direct the investment and reinvestment of that portion of his Account subject to investment direction, then such portion of his Account shall be invested in the investment fund or funds designated by the Administrator from time to time in a uniform and nondiscriminatory manner."

         D. The second sentence of Section 7.2 of the Plan shall be deleted and the following shall be substituted therefor:

        "If a Participant fails to make a proper election, 100% of his contributions subject to investment direction shall be invested in the investment fund or funds established pursuant to Section 7.1 and designated by the Administrator from time to time in a uniform and nondiscriminatory manner."

         E. The proviso set forth in the first sentence of Section 7.3 of the Plan shall be deleted and the following shall be substituted therefor:

        ";provided, however, that any limitations on transfers imposed by an investment fund established pursuant to Section 7.1 shall apply."

         F. Section 10.4 of the Plan shall be deleted and the following shall be substituted therefor:

         "10.4   OTHER TERMINATION OF EMPLOYMENT; FORFEITURES.

                 (a) If a Participant's employment is terminated other than in accordance with Sections 10.1 through 10.3, he shall be eligible to receive the sum of the following as provided below:

                                  (1)      The full value of his Before- Tax
                 Deposit and After-Tax Deposit Accounts, if not previously withdrawn; and

                                  (2)      A percentage (determined as of the
                 date of his termination) of the value of his Western Company Match Account and Discretionary Employer Contribution Account (hereinafter referred to in this Section 10.4 collectively as the `Employer Contribution Accounts') as determined below:

                   COMPLETED YEARS                          VESTED
                 OF CREDITED SERVICE                      PERCENTAGE
                 -------------------                      -----------
                  Less than 1 year                             0%
                       1 year                                 20%
                       2 years                                40%
                       3 years                                60%
                       4 years                                80%
                   5 years or more                           100%

         The Participant's Before-Tax Deposit and After-Tax Deposit Accounts and the vested portion of the Participant's Employer Contribution Accounts will be distributed as provided in Sections 10.6 and 10.7.

                 (b)      (1)     With respect to a Participant who terminates
         employment with the Employer with a vested percentage in his Employer Contribution Accounts that is less than 100% and either is not entitled to a distribution from the Plan or receives a distribution from the Plan of the balance of his vested interest in his Account in the form of a lump sum distribution by the close of the second Plan Year following the Plan Year in which his employment is terminated, the forfeitable amount credited to the terminated Participant's Employer Contribution Accounts as of the Valuation Date next preceding the date his benefit begins to be paid from the Trust (his `Benefit Commencement Date') shall become a forfeiture as of his Benefit Commencement Date (or as of his date of termination of employment if no amount is payable from the Trust on behalf of such Participant with such Participant being considered to have received a distribution of zero dollars on his date of termination of employment).

                 (2) In the event that an amount credited to a terminated Participant's Employer Contribution Accounts becomes a forfeiture pursuant to Paragraph (b)(1) above, the terminated Participant shall, upon subsequent reemployment with the Employer prior to incurring five consecutive 1-year Breaks-in-Service, have the forfeited amount restored to such Participant's Employer Contribution Accounts, unadjusted by any subsequent gains or losses of the Trust. Any such restoration shall be made as of the last day of the Plan Year in which such Participant's reemployment occurs. Notwithstanding anything to the contrary in the Plan, forfeited amounts to be restored by the Employer pursuant to this Paragraph shall be charged against and deducted from forfeitures for the Plan Year in which such amounts are restored that would otherwise be available to reduce Employer contributions to the Plan. If such forfeitures otherwise available are not sufficient to provide such restoration, the portion of such restoration not provided by forfeitures shall be charged against and deducted from Employer contributions otherwise available for allocation to other Participants in accordance with the second paragraph of Section 5.3, and any additional amount needed to restore such forfeited amounts shall be provided by an additional Employer contribution (which shall be made without regard to current or accumulated earnings and profits).

                 (3) With respect to a Participant whose vested percentage in his Employer Contribution Accounts is less than 100% and who makes a withdrawal from or receives a termination distribution from his Employer Contribution Accounts other than a lump sum distribution by the close of the second Plan Year following the Plan Year in which his employment is terminated, any amount remaining in his Employer Contribution Accounts shall continue to be maintained as a separate account. At any relevant time, such Participant's nonforfeitable portion of his separate account shall be determined in accordance with the following formula:

                          X=P(AB + (R X D)) - (R X D)

         For purposes of applying the formula: X is the nonforfeitable portion of such separate account at the relevant time; P is the Participant's vested percentage in his Employer Contribution Accounts at the relevant time; AB is the balance of such separate account at the relevant time; R is the ratio of the balance of such separate account at the relevant time to the balance of such separate account after the withdrawal or distribution; and D is the amount of the withdrawal or distribution. For all other purposes of the Plan, a

         Participant's separate account shall be treated as an Employer Contribution Account. Upon his incurring five consecutive 1-year Breaks-in-Service, the forfeitable portion of a terminated Participant's separate account and Employer Contribution Accounts shall be forfeited as of the end of the Plan Year during which the terminated Participant incurred his fifth such consecutive 1-year Break-in- Service.

                  (4) With respect to a Participant who terminates employment with the Employer with a vested percentage in his Employer Contribution Accounts greater than 0% but less than 100% and who is not otherwise subject to the forfeiture provisions of Paragraph (b)(1) or (b)(3) above, the forfeitable portion of his Employer Contribution Accounts shall be forfeited as of the end of the Plan Year during which the terminated Participant incurs his fifth consecutive 1-year Break-in-Service."

         G. The first sentence of Section 14.3 of the Plan shall be deleted and the following shall be substituted therefor:

         "The Company alone reserves the right to amend the Plan at any time, and from time to time, except that no amendment shall be made to the Plan which reduces a Participant's accrued benefit. An amendment to the Plan shall be made by action of the Board; provided, however, that amendments to the Plan which do not have a significant cost impact on the Employers and amendments necessary to maintain the Plan in compliance with applicable law, including, without limitation, ERISA and the Code, may be made at the direction of the President of the Company or any other senior executive officer of the Company."

III.     Effective as of April 1, 1995, the second and third sentences of
         Section 4.1 of the Plan shall be deleted and the following shall be substituted therefor:

            "Such contributions can be contributed as before-tax deposits or after-tax deposits or a combination thereof (in whole percentage increments) in the Participant's sole discretion."

IV.      As amended hereby, the Plan is specifically ratified and reaffirmed.

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this 8th day of February, 1995.



                                             WESTERN NATIONAL CORPORATION

/s/  Dwight L. Cramer
-------------------------
    Dwight L. Cramer
    Secretary
                                             BY: /s/ MICHAEL J. POULOS
                                                 -------------------------------
                                                 MICHAEL J. POULOS, PRESIDENT

                             AMENDMENT NO. 4 TO THE
                                WESTERNSAVE PLAN



    WHEREAS, WESTERN NATIONAL CORPORATION (the "Company") has heretofore adopted the WESTERNSAVE PLAN (the "Plan") for the benefit of its eligible employees; and

    WHEREAS, the Company desires to amend the Plan in certain respects;

    NOW, THEREFORE, the Plan shall be amended as follows, effective as of October 1, 1995:

    1.   The word "Trustee" shall be deleted in each place such word appears in
    Section 9.3 of the Plan and the word "Administrator" shall be substituted therefor in each such place.

    2. The words ", except those dealing with interpretation of the provisions of the Plan," shall be deleted from Section 13.3 of the Plan.

    3.   As amended hereby, the Plan is specifically ratified and reaffirmed.

    IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this 29th day of September, 1995.



                                   WESTERN NATIONAL CORPORATION



                              By:  /s/ Richard W. Scott
                                   ------------------------------------------
                                   Richard W. Scott, Executive Vice President

                             AMENDMENT NO. 5 TO THE
                                WESTERNSAVE PLAN


    WHEREAS, WESTERN NATIONAL CORPORATION (the "Company") has heretofore adopted the WESTERNSAVE PLAN (the "Plan") for the benefit of its eligible employees; and

    WHEREAS, the Company desires to amend the Plan in certain respects;

    NOW, THEREFORE, the Plan shall be amended as follows:

I.  Effective as of April 1, 1994:

    1. The first sentence of Section 4.1 of the Plan shall be deleted and the following shall be substituted therefor:

    "Subject to the limitations of Article 6, each Participant may elect to make contributions to the Plan, only by payroll deduction, in any whole percentage of his Compensation, between zero percent (0%) and fifteen percent (15%) (or, with respect to a Participant who is a Highly Compensated Participant, such lesser percentage as may be prescribed from time to time by the Administrator)."

    2.   The following sentence shall be added to the end of Section 4.1 of the
Plan:

    "In order to satisfy the restrictions set forth in Article 6 for any Plan Year, the before-tax and/or after-tax deposit elections, as applicable, of affected Participants pursuant to this Article may be reduced by the Administrator on a temporary and prospective basis in such manner as the Administrator shall determine."

    3.   The following new Section 7.4 shall be added to the Plan:

         "7.4    TIMING OF INVESTMENTS.  Notwithstanding that contributions shall be allocated and credited to each Participant's Account as of the dates determined pursuant to Sections 4.1 and 5.3, such contributions shall be invested and reinvested in accordance with this Article 7 as soon as administratively feasible after the receipt of such contributions by the Trustee."

    4. The first sentence of Section 9.4(e) of the Plan shall be deleted and the following shall be substituted therefor:

    "The loan shall bear interest at the prime rate of interest established by Texas Commerce Bank, N.A. on the first business day of the calendar month during which the loan is made."

    5. The words "plus interest due thereon over the term of the indebtedness" shall be deleted from Section 9.4(i) of the Plan.

    6. The first paragraph of Section 10.6 of the Plan shall be deleted and the following shall be substituted therefor:

    "The distribution of a Participant's Account pursuant to Sections 10.1, 10.3, and 10.4 shall be equal to the value of such Account as of, and shall commence as soon as administratively feasible after, the Valuation Date coincident with or next succeeding the date the Participant becomes entitled to a distribution if the vested Account is not and never was in excess of $3,500. If the vested Account is or ever was in excess of $3,500, then the distribution shall be based upon the value of such Account as of, and shall commence as soon as administratively feasible after, the Valuation Date coincident with or next succeeding the later of (1) the date a Participant terminates employment or has established Permanent Disability pursuant to Section 10.3 or (2) the date a Participant requests a distribution on the form prescribed by the Administrator. Any distribution to an alternate payee pursuant to a qualified domestic relations order, as defined in Code Section 414(p), shall be made in accordance with the terms and provisions of such order. "

    7. Paragraph 2 of Amendment No. 1 to the WesternSave Plan is corrected to clarify that the subsection added thereby shall be designated as Section 10.7(d) of the Plan and the existing Section 10.7(c) of the Plan shall be retained.

    8. The second paragraph of Section 10.7(c) of the Plan shall be deleted and the following shall be substituted therefor:

         "Lump sum distributions shall be made in cash except that a Participant who is to receive an immediate lump sum distribution may elect to have the whole shares of Company common stock that are allocated to his Account distributed in-kind (with the value of any fractional shares to be distributed in cash)."

    9. The first two sentences of Section 10.8 of the Plan shall be deleted and the following shall be substituted therefor:

    "The distribution of a deceased Participant's Account pursuant to Section
    10.2 shall be equal to the value of such Account as of, and shall be made as soon as administratively feasible after, the Valuation Date coincident with or next succeeding the date such Account first becomes distributable if the Account is not and never was in excess of $3,500. If such deceased Participant's Account is or ever was in excess of $3,500, then the distribution shall be equal to the value of such Account as of, and shall be made as soon as administratively feasible after, the Valuation Date coincident with or next succeeding the date the beneficiary requests a distribution on the form prescribed by the Administrator."

    10. The following new paragraph shall be added to the end of Section 10.8 of the Plan:

         "Lump sum distributions shall be made in cash except that a Participant's designated beneficiary or legal representative may elect to have the whole shares of Company common stock that are allocated to the Participant's Account distributed in-kind (with the value of any fractional shares to be distributed in cash)."

    II.  Effective as of January 1, 1996:

    1. Section 5.1 of the Plan shall be deleted and the following shall be substituted therefor:

         "5.1    EMPLOYER MATCHING CONTRIBUTIONS.

                 (a) For the Period Beginning on January 1, 1996, and Ending on September 30, 1996. For the period beginning on January 1, 1996, and ending on September 30, 1996 (the 'Initial Period'), the Employers shall contribute to the Trust, on behalf of each Participant who is an Employee on the last day of the Initial Period or who terminated employment during the Initial Period due to death, disability, or retirement on or after Normal Retirement Age, an aggregate number of shares of common stock of the Company equal in value (determined based upon the closing price of a share of common stock of the Company on the last day of the Initial Period) to sixty- five percent (65%) of the before-tax deposits made on behalf of such Participant for the Initial Period; provided, however, that no contribution shall be made with respect to before-tax deposits in excess of six percent (6%) of such Participant's Compensation for the Initial Period.

                 (b) FROM AND AFTER OCTOBER 1, 1996.    For each calendar
    quarter beginning on or after October 1, 1996, the Employers shall contribute to the Trust, on behalf of each Participant who is an Employee on the last day of such calendar quarter or who terminated employment during such calendar quarter due to death, disability, or retirement on or after Normal Retirement Age, an amount equal to fifty percent (50%) (or such greater percentage as may be authorized from time to time by the Board) of the before-tax deposits made on behalf of such Participant for such calendar quarter; provided, however, that no contribution shall be made with respect to before-tax deposits in excess of four percent (4%) (or such greater percentage as may be authorized from time to time by the Board) of such Participant's Compensation for such calendar quarter. Employer matching contributions pursuant to this Section 5.1(b) shall be made in cash, in whole shares of common stock of the Company, or in any combination of cash and whole shares of such common stock (as determined by the Company in its sole discretion). Shares of common stock of the Company that are so contributed shall be valued at the closing price of such stock on the New York Stock Exchange, Inc. as reported by The Wall Street Journal in the New York Stock Exchange Composite Transactions for the date the contribution is made, which shall be the last business day of the calendar quarter to which the contribution relates."

    2. The second sentence of Section 5.2 of the Plan shall be deleted and the following shall be substituted therefor:

    "In the event that contributions pursuant to this Section are made in shares of common stock of the Company, the shares of stock so contributed shall be valued at the closing price of such stock on the New York Stock Exchange, Inc. as reported by The Wall Street Journal in the New York Stock Exchange Composite Transactions for the date the contribution is made (or the next preceding regular business date if the contribution is not made on a regular business date)."

    3. Section 5.3 of the Plan shall be deleted and the following shall be substituted therefor:

         "5.3    ALLOCATION OF EMPLOYER CONTRIBUTIONS AND USE OF FORFEITURES.

                 (a) EMPLOYER MATCHING CONTRIBUTIONS. As of the last day of the Initial Period (as such term is defined in Section 5.1(a)), each eligible Participant's allocable share, if any, of the Employer's matching contribution made pursuant to Section 5.1(a) for the Initial
      Period shall be credited to his Account.   As of the last day of each
      calendar quarter that begins after the end of the Initial Period, each eligible Participant's allocable share, if any, of the Employer's matching contribution made pursuant to Section 5.1(b) for such calendar quarter shall be credited to his Account.

                 (b) EMPLOYER DISCRETIONARY CONTRIBUTIONS. The Employer discretionary contribution, if any, made pursuant to Section 5.2 for a Plan Year shall be allocated as of the last day of such Plan Year to the Accounts of the Participants who (1) were employed by an Employer on such last day of such Plan Year or (2) terminated employment during such Plan Year on or after Normal Retirement Age or by reason of disability or death. The allocation to each such eligible Participant's Account shall be that portion of such Employer discretionary contribution which is in the same proportion that such Participant's Compensation for such Plan Year bears to the total of all such Participants' Compensation for such Plan Year.

                 (c) FORFEITURES. Any amounts that are forfeited under any provision hereof during a Plan Year shall first be used to reinstate previously forfeited Accounts in accordance with Section 10.4(b), and any remaining amounts shall be applied to reduce Employer matching contributions next coming due pursuant to Section 5.1."

      4. The third sentence of Section 9.2 of the Plan shall be deleted.

      5. Clause (a) of the first sentence of Section 9.3 of the Plan shall be deleted and the following shall be substituted therefor:

      "(a) the withdrawing Participant is under 59 1/2 years of age on the date the withdrawal is being made, and"

III.  Effective as of January 1, 1997:

      1. The second paragraph of Section 2.1(f) of the Plan shall be deleted.

      2. Sections 2.1(l) and (m) of the Plan shall be deleted and the following shall be substituted therefor:

                 "(l)     HIGHLY COMPENSATED PARTICIPANT:  For Plan Years
      beginning after December 31, 1996, each Employee who performs services during the Plan Year for which the determination of who is highly compensated is being made (the 'Determination Year') and who:

                          (1) is a five-percent owner of the Employer (within the meaning of Code Section 416(i)(1)(A)(iii)) at any time during the Determination Year or the twelve-month period immediately preceding the Determination Year (the 'Look-Back Year'); or

                          (2)      for the Look-Back Year

                          (i) receives compensation (within the meaning of Code Section 414(q)(4), 'compensation' for purposes of this paragraph) in excess of $80,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by Code Section 414(q)(1)) during the Look-Back Year, and,

                          (ii) if the Administrator elects the application of this clause for such Look-Back Year, is a member of the top 20% of Employees for the Look-Back Year (other than Employees described in Code
      Section 414(q)(5)) ranked on the basis of compensation received during the year.

      For purposes of the preceding sentence, (a) all employers aggregated with the Employer under Code Section 414(b), (c), (m), or (o) shall be treated as a single employer, (b) a former Employee who had a separation year (generally, the Determination Year such Employee separates from service) prior to the Determination Year and who was an active Highly Compensated Employee for either such separation year or any Determination Year ending on or after such Employee's fifty-fifth birthday shall be deemed to be a Highly Compensated Employee, and (c) the Administrator may elect, in accordance with the provisions of applicable Treasury regulations, rulings, and notices, to make the Look-Back Year calculation for a Determination Year on the basis of the calendar year ending with or within the applicable Determination Year (or, in the case of a Determination Year that is shorter than twelve months, the calendar year ending with or within the twelve-month period ending with the end of the applicable Determination Year). To the extent that the provisions of this Paragraph are inconsistent or conflict with the definition of a 'highly compensated employee' set forth in Code Section 414(q) and the Treasury regulations issued thereunder, the relevant terms and provisions of Code Section 414(q) and the Treasury regulations thereunder shall govern and control.

                 (m) NON-HIGHLY COMPENSATED PARTICIPANT: Any Participant or Former Participant who is not a Highly Compensated Participant."

      3. Section 6.3 of the Plan shall be deleted and the following shall be substituted therefor:

         "6.3    ACTUAL DEFERRAL PERCENTAGE TESTS.  In further restriction of the Participants' elections provided in Article 4 to make before-tax deposits, it is specifically provided that one of the 'actual deferral percentage' tests set forth in Code Section 401(k)(3) and the Treasury regulations thereunder must be met in each Plan Year. If multiple use of the alternative limitation (within the meaning of Code Section 401(m)(9) and Treasury regulation section 1.401(m)-2(b)) occurs during a Plan Year, such multiple use shall be corrected in accordance with the provisions of Treasury regulation section 1.401(m)-2(c); provided, however, that if such multiple use is not eliminated by making supplemental contributions pursuant to Section 6.4 herein, then the 'actual contribution percentages' of Highly Compensated Participants participating in the Plan shall be reduced, and the excess contributions distributed, in accordance with the provisions of Section 6.4 and applicable Treasury regulations, so that there is no such multiple use."

      4. The last two sentences of the third paragraph of Section 6.4 of the Plan shall be deleted and the following shall be substituted therefor:

      "The amount of such reduction shall be determined by reducing before-tax deposits made pursuant to Article 4 on behalf of Highly Compensated Participants in order of the highest dollar amounts contributed on behalf of, or by, a Highly Compensated Participant as set forth in Code Section 401(k)(8)."

      5. Section 6.5 of the Plan shall be deleted and the following shall be substituted therefor:

         "6.5    MAXIMUM CONTRIBUTION PERCENTAGE.  In restriction of the
      Employer matching contributions pursuant to Section 5.1 and after- tax deposits pursuant to Article 4, it is specifically provided that one of the 'actual contribution percentage' tests set forth in Code Section 401(m) and the Treasury regulations thereunder must be met in each Plan Year. The Administrator may elect, in accordance with applicable Treasury regulations, to treat before-tax deposits made pursuant to
      Article 4 as Employer matching contributions made pursuant to Section 5.1 for purposes of meeting this requirement."

      6. The last two sentences of the fourth paragraph of Section 6.6 of the Plan shall be deleted and the following shall be substituted therefor:

      "The amount of such reduction shall be determined by reducing first any after-tax deposits made pursuant to Article 4, and then to the extent necessary, any Employer matching contributions made pursuant to Section
      5.1 on behalf of Highly Compensated Participants in order of the highest dollar amount contributed on behalf of, or by, a Highly Compensated Participant as set forth in Code Section 401(m)(6)."

      7. The last sentence of Section 10.6 of the Plan shall be deleted and the following shall be substituted therefor:

      "Contrary provisions in the Plan notwithstanding, payment of benefits shall commence at a date which is in compliance with the provisions of Code Section 401(a)(9) and applicable Treasury regulations and shall in no event be later than April 1 of the calendar year following the later of (a) the calendar year in which the Participant attains age 70 1/2 or
      (b) the calendar year in which such Participant terminates employment with the Employer and its Affiliates; provided, however, that clause (b) shall not apply in the case of a Participant who is a 5-percent owner (as defined in Code Section 416) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2."

IV. Effective as of February 3, 1997, Section 4.1 of the Plan shall be deleted and the following shall be substituted therefor:

         "4.1 EMPLOYEE CONTRIBUTIONS. Subject to the limitations of Article 6, each Participant may elect to make contributions to the Plan, only by payroll deduction, in any whole percentage of his Compensation, between zero percent (0%) and fifteen percent (15%) (or, with respect to a Participant who is a Highly Compensated Participant, such lesser percentage as may be prescribed from time to time by the Administrator). Such contributions can be contributed as before-tax deposits or after-tax deposits or a combination thereof (in whole percentage increments) in the

      Participant's sole discretion. The before-tax and after-tax deposits elected by the Participant shall be deducted from his Compensation for each payroll period and shall be paid by the Employer to the Trust as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets; provided, however, that in no event shall such date occur later than the fifteenth (15th) business day of the month following the month in which such contribution amounts would otherwise have been payable to the Participant in cash. In order to satisfy the restrictions set forth in Article 6 for any Plan Year, the before-tax and/or after-tax deposit elections, as applicable, of affected Participants pursuant to this Article may be reduced by the Administrator on a temporary and prospective basis in such manner as the Administrator shall determine."

V.    As amended hereby, the Plan is specifically ratified and reaffirmed.

      IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this 21st day of November, 1996.



                                          WESTERN NATIONAL CORPORATION



                                          BY: /s/  MICHAEL J. POULOS
                                              -------------------------------
                                                MICHAEL J. POULOS, PRESIDENT